As filed with the Securities and Exchange Commission on or about April 24, 2026

Registration Statement File No. 333-95851
Registration Statement File No. 811-08619

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐  Pre-Effective Amendment No.

☒  Post-Effective Amendment No. 29

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 270
(Check appropriate box or boxes.)

Massachusetts Mutual Variable Annuity Separate Account 4
(Exact Name of Registered Separate Account)

Massachusetts Mutual Life Insurance Company
(Name of Insurance Company)

1295 State Street, Springfield, Massachusetts 01111-0001
(Address of Insurance Company’s Principal Executive Offices)

(413) 788-8411
(Insurance Company’s Telephone Number, including Area Code)

Gary Murtagh
Head of Insurance Product & Operations Law
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111-0001
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 27, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on __________ pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☐	Insurance Company relying on Rule 12h-7 under the Exchange Act

☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Title of Securities Being Registered: Units of Interest in MassMutual Artistry, an Individual or Group Deferred Variable Annuity Contract.

MassMutual Artistry Variable Annuity

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

This prospectus describes the individual certificates issued under the MassMutual Artistry deferred group variable annuity contract (Certificate) offered by Massachusetts Mutual Life Insurance Company (“MassMutual®,” “Company,” “we,” “us”). We no longer sell the Certificate. However, we continue to administer existing Certificates. The Certificate provides for accumulation of Certificate Value and Annuity Payments on a fixed and/or variable basis.

You, the Participant, have a number of investment options in the Certificate. These investment options include one fixed account option and multiple variable investment divisions (Sub-Accounts) of Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account). Each Sub-Account, in turn, invests in one of the investment entities (Funds). For more information about the investment entities, see “Appendix A – Investment Options Available under the Certificate.”

The Certificate is a complex investment and involves risks, including potential loss of all amounts you allocate to a Sub-Account. The Certificate is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals may result in the assessment of a Contingent Deferred Sales Charge, income tax, and premature distribution taxes.

The Certificate:

• is not a bank or credit union deposit or obligation.
• is not FDIC or NCUA insured.
• is not insured by any federal government agency.

• is not guaranteed by any bank or credit union.
• may go down in value.
• provides guarantees that are subject to our financial strength and claims-paying ability.

IF YOU ARE A NEW INVESTOR IN THE CERTIFICATE, YOU MAY CANCEL YOUR CERTIFICATE
WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Certificate Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell the Certificate in any jurisdiction where it is illegal to offer the Certificate nor is it an offer to sell the Certificate to anyone to whom it is illegal to offer the Certificate.

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the MassMutual Artistry Variable Annuity.

Effective April 27, 2026

Glossary

Accumulation Phase. The period prior to the commencement of Annuity Payments during which Purchase Payments may be made.

Accumulation Unit. A unit of measure used to determine your value in a Sub-Account during the Accumulation Phase.

Age. In this prospectus the term “Age,” except when discussed in regards to specific tax provisions, is defined as “insurance age,” which is a person’s age on his/her birthday nearest the date for which the Age is being determined. This means we calculate your Age based on your nearest birthday, which could be either your last birthday or your next. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

Annuitant. The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Income Phase – Annuity Options.” The term Annuitant also includes the joint Annuitant, if any. The Annuitant has no rights to the Certificate.

Annuity Date. The date Annuity Payments begin.

Annuity Options. Options available for Annuity Payments.

Annuity Payments. Series of payments made pursuant to the Annuity Option(s) elected.

Beneficiary. The person(s) or entity(ies) that the Participant designates to receive the death benefit provided by the Certificate.

Business Day. Every day the New York Stock Exchange (NYSE), or its successor, is open for trading. Our Business Day ends at the Close of Business.

Close of Business. The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time. However, when the NYSE closes early or closes due to any emergency or SEC order, the Close of Business will occur at the same time.

Contingent Deferred Sales Charge (CDSC). A charge that may be assessed against each withdrawal that exceeds the free withdrawal amount and amounts applied to Annuity Option E or F.

Certificate. The MassMutual  Artistry Variable Annuity; a deferred group variable annuity contract.

Certificate Anniversary. An anniversary of the Issue Date of the Certificate.

Certificate Value. The sum of your values in the Sub-Accounts and The Fixed Account during the Accumulation Phase.

Fund(s). The investment entities into which the assets of the Separate Account will be invested.

General Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.

Good Order. Any application, Purchase Payments, withdrawal requests, or forms required by the Company which are satisfactory to the Company.

Income Phase. The period that begins on the Annuity Date and ends with the last Annuity Payment. The Income Phase is also referred to as the Annuity Phase.

Issue Date. The date on which the Certificate  becomes effective. The Issue Date is included in the Certificate.

Non-Business Day. Any day when the NYSE is not open for trading. Unless specified otherwise, if the due date for any activity required by the Certificate  falls on any day that is not a Business Day, performance of such activity will be rendered on the first Business Day following such due date.

Owner. The person(s) or entity entitled to ownership rights under the contract that are not delegated to the Participants.

Participant. The person(s) or entity entitled to ownership rights under the Certificate. See “Ownership – Participant.”

Premium Tax. A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when Certificate  Value is withdrawn.

Purchase Payment(s). Any amount paid to us by you or on your behalf with respect to the Certificate  during the Accumulation Phase.

Qualified Contract. Your contract is referred to as a Qualified Contract if it is used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. For information on the types of qualified plans for which the Certificate is available, see “Taxes – Qualified Contracts.”

Required Minimum Distribution (RMD). A minimum amount the federal tax law requires to be withdrawn from certain Qualified Contracts each year. RMDs are generally required to begin by the required beginning date specified in IRC Section 401(a)(9).

Separate Account. The account that holds the assets underlying the Certificates that are not allocated to our General Account. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.

Service Center. MassMutual, Document Management Services  –  Annuities W360, PO Box 9067, Springfield, MA 01102-9067, (800) 272-2216, (fax) (866) 329-4272, (email)   ANNfax@MassMutual.com, www.MassMutual.com. (Overnight mail address:  MassMutual, Document Management Services –  Annuities W360, 1295 State Street, Springfield, MA 01111-0001.)

Sub-Account. The Separate Account assets are divided into Sub-Accounts. The assets of each Sub-Account will be invested in the shares of a single Fund.

Written Request. A written communication or instruction sent by you to the Company. A Written Request must be in Good Order and must be received by the Company’s Service Center. The Company may consent to receiving requests electronically or by telephone at the Service Center.

Overview of the Certificate

What is this Certificate, and what is it designed to do? The MassMutual Artistry Variable Annuity Certificate is designed to enable you to accumulate assets through investments in one or more of the variable investment divisions (Sub-Accounts) of the Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) and The Fixed Account. The Certificate can supplement your retirement income by providing a stream of income during the Income Phase. Before you begin receiving Annuity Payments, the Certificate also provides a death benefit for your designated beneficiaries. The Certificate may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Sub-Accounts.

We no longer sell MassMutual Artistry. However, we continue to administer existing Certificates, and you may continue making additional Purchase Payments to your Certificate, subject to certain restrictions.

The Certificate was designed primarily for use in annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (IRC). These plans are sometimes called “tax-sheltered annuities” or “TSAs.” The Certificate was also sold to governmental entities pursuant to IRC Section 457(b).

How do I accumulate assets in the Certificate  and receive income from the Certificate? The Certificate  has two phases:
1) the Accumulation Phase and 2) the Income Phase. Your Certificate  is in the Accumulation Phase until you decide to begin receiving Annuity Payments. During the Accumulation Phase we provide a death benefit. Once you begin receiving Annuity Payments, your Certificate  enters the Income Phase.

The Certificate offers numerous underlying funds and one fixed account investment option. A list of the investment options available under the Certificate is provided at the back of this prospectus. See “Appendix A – Investment Options Available Under the Certificate.”

Accumulation Phase

During the Accumulation Phase, subject to certain restrictions, you may apply Purchase Payments to the Certificate and allocate the Purchase Payments among:

○	the Sub-Accounts of the Separate Account, each of which invests in a mutual fund (Fund), with each Fund having its own investment strategy, investment adviser, expense ratio and returns, and

○	The Fixed Account. Assets allocated to The Fixed Account are credited with a specified rate that we declare in advance.

Income Phase

During the Income Phase, you may receive fixed, variable or a combination of fixed and variable Annuity Payments under the Certificate by applying your Certificate Value to a payment option.

○	Depending on the payment option you select, payments may continue for the life of one or two Annuitants, for a specified period between five and thirty years, or as determined in accordance with terms agreed upon in writing by you and us.

When you elect to receive Annuity Payments, your Certificate Value will be converted into income payments and you may no longer be able to withdraw money at will from your Certificate. At this time, the Accumulation Phase will end.

If you elect to apply your Certificate Value to Annuity Option E or F and the period certain is less than 10 years, the amount applied may be subject to a CDSC.

What are the primary features and options that the MassMutual Artistry Variable Annuity offers?

•	Accessing your money. During the Accumulation Phase, you may make a partial or full withdrawal of your Certificate Value by submitting a partial withdrawal form or full withdrawal form acceptable to us in Good Order to our Service Center. You may also submit the requests by other means that we authorize, such as email, telephone or fax. Contact our Service Center for details.

All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the Income Phase will depend on the Annuity Option selected.

In some states, if your Certificate is a tax-sheltered annuity, you may be able to take a loan under your Certificate.

•	Tax treatment. You may transfer Certificate Value among investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed only when (1) you make a partial or full withdrawal; (2) you receive an Annuity Payment under the Certificate; or (3) upon payment of the death benefit.

•	Death Benefit. A Beneficiary may receive a benefit in the event of your death prior to the Income Phase. Once the Income Phase commences, payments upon death may be available to Beneficiaries depending on the Annuity Option elected.

•	Additional Benefits and Services. We make certain additional services available under the Certificate at no additional charge:

The Dollar Cost Averaging Program allows you to transfer a set amount from a Sub-Account to any other Sub-Account on a regular schedule.

The Automatic Rebalancing Program automatically rebalances your Certificate Value among your selected Sub-Accounts in order to restore your allocation to the original level. Certificate Value allocated to The Fixed Account cannot participate.

The Interest Sweep Option automatically transfers earnings from your Certificate Value in The Fixed Account to any one Sub-Account or combination of Sub-Accounts that you select.

The Systematic Withdrawal Program allows you to set up automatic periodic withdrawals from your Certificate Value. We will take any withdrawal under this Program proportionally from your Certificate Value in your selected investment options unless we are instructed otherwise.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your Certificate.

Important Information You Should Consider About the  Certificate

	FEES, EXPENSES, AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?

Yes. If, within nine years following your Certificate Issue Date, you withdraw money from your Certificate, or apply Certificate Value to Annuity Option  E or F and the period certain is less than 10 years, you may be assessed a Contingent Deferred Sales Charge (CDSC) of up to 8% of the amount withdrawn  (less up to a 10% free withdrawal amount)  or applied to Annuity Option E  or F, declining to 0% after the ninth year.
For example, if  we issued your Certificate with a $100,000 Purchase Payment, and you withdrew the $100,000 Purchase Payment during the first year after your Certificate Issue Date,  you could be assessed a charge of up to $7,200 on the amount withdrawn. This could result in a loss of principal regardless of market performance. This loss will be greater if income taxes or premature distribution taxes apply.

Charges and Deductions – Contingent Deferred Sales Charge (CDSC)
Are There Transaction Charges?

No. Currently, we do not assess a charge to transfer Certificate  Value among the investment options during the Accumulation Phase. However, we reserve the right to assess a charge equal to the lesser of $20 or 2% of the amount transferred for each transfer allowed in a calendar year as provided by the Certificate.

Charges and Deductions – Transfer Fee

	FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Are There Ongoing Fees and Expenses?

Yes. The table below describes the fees and expenses that you may pay  each year, depending on the investment options you choose. Please refer to your Certificate specifications page(s) for information about the specific fees you will pay each year based on the options you elected.

Charges and Deductions
	Annual Fee	Minimum	Maximum
	Base Certificate	1.18%(1)	1.18%(1)
	Fund fees and expenses	0.44%(2)	3.48%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0%	0%

Because your Certificate  is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Certificate, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Certificate, which could result in the assessment of  CDSCs that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:
	$1,440	$3,649
Assumes: • Investment of $100,000 • 5% annual appreciation • Least expensive Fund fees and expenses • No optional benefits • No CDSC • No additional Purchase Payments, transfers, or withdrawals

Assumes:

•

Investment of $100,000

•

5% annual appreciation

•

Most expensive combination of optional benefits and Fund Fees and expenses

•

No CDSC

•

No additional Purchase Payments, transfers, or withdrawals

(1)	Represents the mortality and expense risk charge and administrative charge (charged as a percentage of average account value in the Separate Account on an annualized basis) and the annual certificate maintenance charge (a fixed dollar amount that may be waived for certain Certificate Value amounts) collected during the Certificate Year that are attributable to the Certificate divided by the total average net assets that are attributable to the Certificate.
(2)	As a percentage of the daily value of the Certificate Value allocated to the Funds on an annualized basis.

	RISKS	LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Certificate, including loss of principal.	Principal Risks of Investing in the Certificate
Is This a Short-Term Investment?

No.

•

This Certificate is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•

CDSCs may apply for up to nine years following your Certificate Issue Date.

•

If CDSCs apply, they will reduce the value of your Certificate if you withdraw money during that time. The benefits of tax deferral also mean the Certificate is more beneficial to investors with a long time horizon.

•

Withdrawals may result in income taxes and premature distribution taxes.

Principal Risks of Investing in the Certificate
What are the Risks Associated with the Investment Options?
•

An investment in this Certificate is subject to the risk of poor investment performance of the Funds you choose and can vary depending upon the performance of the Funds available under the Certificate.

•

Each Fund and fixed account has its own unique risks.

•

You should review the investment options, including prospectuses for the available Funds and the terms of the fixed account before making an investment decision.

Principal Risks of Investing in the Certificate
What are the Risks Related to the Insurance Company?
•

An investment in the Certificate is subject to the risks related to the Depositor (MassMutual). Any obligations (including under the fixed account), guarantees, and benefits of the Certificate are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available by request by calling (800) 272-2216 or by visiting www.MassMutual.com/ratings.

Principal Risks of Investing in the Certificate

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?

Yes.

•

Currently, there is no charge when you transfer Certificate  Value among investment options. However, MassMutual reserves the right to assess a charge equal to the lesser of $20 or 2% of the amount transferred for each transfer allowed in a calendar year as provided by the Certificate.

•

MassMutual  reserves the right to remove or substitute Funds as investment options that are available under the Certificate.

•

We reserve the right to limit transfers if frequent or large transfers occur.

•

Transfers from The Fixed Account to the Funds are subject to certain restrictions.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – The Funds
Transfers and Transfer  Programs
Transfers and Transfer Programs – Transfers During the Accumulation Phase

Are There Any Restrictions on Certificate Benefits?

Yes.

•

If your Certificate is a tax-sheltered annuity, you may be able to take a loan under your Certificate.

•

We charge interest on loans.

•

If the loan is in default, the outstanding debt will be considered a taxable distribution.

•

Loans may negatively affect the death benefit and Certificate  Value.

•

We reserve the right to assess a $35 loan origination fee.

Additional Benefits – Right to Take Loans

	TAXES	LOCATION IN PROSPECTUS
What are the Contract’s Tax Implications?
•

You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Certificate.

•

If your Certificate  is funding a qualified retirement plan or individual retirement annuity (IRA), you do not receive any additional tax deferral.

•

Earnings on your Certificate  are taxed at ordinary income tax rates when you withdraw them, and you may have to pay an additional income tax if you take a withdrawal before age 59½. Earnings for this purpose consist of Certificate Value in excess of your after-tax investment (cost basis) in the Certificate.

Taxes

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
•

Your registered representative may have received compensation, in the form of commissions, for selling this Certificate to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (Certificate retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Certificate  may have helped these registered representatives and their supervisors qualify for such benefits.

•

This conflict of interest may have influenced your registered representative to offer or recommend this Certificate  over another investment.

Other Information – Distribution
Should I Exchange my Contract?
•

Because the Certificate is no longer sold, you would not be affected by a scenario in which you are asked to replace an existing annuity contract you own with a new purchase of this Certificate. However, in general you should be aware that some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. Thus, in general, you should only exchange your annuity contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is preferable for you to purchase the new annuity rather than continue to own the existing annuity.

N/A

Additional Information about Fees

The following tables describe the fees and expenses you pay when buying, owning, and surrendering or making withdrawals from the Certificate. Please refer to your Certificate specifications page(s) for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Certificate, surrender or make withdrawals from the Certificate, or you transfer the Certificate Value between investment options. State Premium Taxes may also be deducted.

Transaction Expenses	Maximum	Current
Contingent Deferred Sales Charge (CDSC)(1)	8%	8%
(1)	The CDSC percentage charge is a percentage of the amount withdrawn or applied to certain Annuity Options. The CDSC percentage decreases over time in the following manner: 8% in years 1 and 2, 7% in year 3, 6% in year 4, 5% in year 5, 4% in year 6, 3% in year 7, 2% in year 8, 1% in year 9, and 0% in year 10 or later.

Transfer Fee During the Accumulation Phase	The lesser of $20 or 2% of the amount transferred.	$0
Loan Origination Fee	$35	$0

The next table describes fees and expenses you will pay each year during the time you own the Certificate, not including underlying Fund fees and expenses.

Annual Certificate Expenses	Maximum	Current
Administrative Expenses(1)	$60	$0
Base Certificate Expenses (as a percentage of average account value)	1.50%(2)	1.18%(2)
(1)	This represents the annual certificate maintenance charge.
(2)	The Base Certificate Expenses represent the sum of the mortality and expense risk charge and the administrative charge. The current mortality and expense risk charge is 1.03% annually and the current administrative charge is 0.15% annually. The maximum mortality and expense risk charge is 1.25% annually and the maximum administrative charge is 0.25% annually. These charges are a percentage of average account value in the Separate Account on an annualized basis.

Annual Fund Operating Expenses

The next item shows the minimum and maximum operating expenses charged by the Funds that you may pay periodically during the time that you own the Certificate. Expenses shown may change over time and may be higher or lower in the future. A complete list of Funds available under the Certificate, including their annual expenses, may be found in Appendix A.

Charge	Minimum	Maximum
Range of annual Fund operating expenses (including management fees, distribution and/or service (12b-1) fees and other expenses).(1)	0.44%	3.48%
(1)	The Fund expenses used to prepare this item were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the Certificate. For information on compensation we may receive from the Funds and their advisers and sub-advisers, see “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the Certificate, see “Distribution.”

Examples

These examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other contracts that offer variable options. These costs include Participant transaction expenses, annual Certificate fees, and Fund fees and expenses. The Examples assume that no loan has been taken.

The examples assume all Certificate Value is allocated to the Funds. Your costs could differ from those shown below if you invest in the fixed account option.

Example I assumes that you withdraw all your Certificate Value at the end of each year shown.

Example II assumes you do not withdraw any Certificate Value at the end of each year shown, or that you decide to begin the Income Phase at the end of each year shown and we do not deduct a Contingent Deferred Sales Charge. (Currently the Income Phase is not available until 13 months after you purchase your Certificate.)

Both Example I and Example II assume:

•	that you invest $100,000 in the Certificate for the time periods indicated,

•	that you allocate it to a Sub-Account that has a 5% gross return each year,

•	that either the current or maximum fees and expenses in the “Additional Information About Fees” tables apply, and

•	that you selected one of two Sub-Accounts:

○	the one that invests in the Fund with the maximum operating expenses; or

○	the one that invests in the Fund with the minimum operating expenses.

Examples Using Maximum Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-Account with maximum operating expenses	$12,237	$21,406	$29,671	$50,309	$5,040	$15,114	$25,180	$50,309
Sub-Account with minimum operating expenses	$9,440	$13,088	$15,852	$22,928	$2,000	$6,182	$10,618	$22,928

Examples Using Current Expenses

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-Account with maximum operating expenses	$11,887	$20,394	$28,038	$47,319	$4,660	$14,028	$23,459	$47,319
Sub-Account with minimum operating expenses	$9,090	$12,012	$13,999	$18,900	$1,620	$5,026	$8,666	$18,900

The examples using current expenses do not reflect an annual certificate  maintenance charge. The examples using maximum expenses reflect the annual certificate  maintenance charge of $60 as an annual charge of 0.06%.

The examples do not reflect any Premium Taxes. However, Premium Taxes may apply.

The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

Principal Risks of Investing in the Certificate

There are risks associated with investing in the Certificate.

Market Risk. You can lose money in a variable annuity, including potential loss of your entire amount invested. The value of your investment and any returns will depend on the performance of the Funds you select. Those Funds could decline in value very significantly, and the risk of loss varies with each Fund. You bear the risk of any decline in your Certificate Value resulting from the poor performance of the Funds you have selected. The investment risks are described in the prospectuses for the Funds.

Early Withdrawal Risk. Variable annuities are not a short-term investment vehicle. The  CDSC may apply for a number of years, so that the Certificate should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your Purchase Payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings and may be subject to a 10% additional income tax if taken before age 59½. Accordingly, you should carefully consider your income and liquidity needs before purchasing a Certificate. Additional information about these risks appear in ‘‘Important Information You Should Consider About the  Certificate,’’  ‘‘Withdrawals,’’  and ‘‘Taxes.’’

Certificate Benefits Risk. In some states, if your Certificate is a tax-sheltered annuity, you may be able to  take a loan under your Certificate. We charge interest daily on any outstanding loan. If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be determined to be  in default. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting.  A loan, whether or not repaid, may have a permanent effect on the death benefit and Certificate Value.

Insurance Company Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account. Similarly, our experiencing financial difficulty could interfere with our ability to fulfill our obligations under The Fixed Account and other General Account obligations.

Certificate Changes Risk. We reserve the right to limit transfers. We also reserve the right to remove or substitute Funds as investment options available under the Certificate. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Certificate.

Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Certificate, and prior to age 59½ an additional income tax may apply to the taxable portion of the withdrawal. In addition, even if the Certificate  is held for years before any withdrawal is made, earnings are taxable as ordinary income rather than capital gains. Earnings for this purpose consist of Certificate Value in excess of your after-tax investment in the Certificate.

Cybersecurity and Certain Business Continuity Risks.  Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options

The Company

MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Financial Condition of the Company

We use General Account assets for many purposes, including to pay death benefits, Annuity Payments, withdrawals and transfers from any fixed account and to pay amounts we provide to you through any elected additional feature that are in excess of your Certificate Value allocated to the Separate Account. Any amounts that we may be obligated to pay under the Certificate in excess of Certificate Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent they exceed our liabilities under the Certificate and other contracts we issue that are funded by the Separate Account.

We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the General Account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our General Account to our insurance policies and financial products. We monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we hedge our investments in our General Account and may require that purchasers of certain of our variable insurance products allocate Purchase Payments and Certificate Value according to specified investment requirements. Even with these safeguards in place, there are risks to purchasing any insurance product and there is no guarantee that we will always be able to meet our claims-paying obligations.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial setback because of the inherent risks in the insurer’s operations. These risks include losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets – e.g., bonds, mortgages, general real estate investments, and stocks – as well as the loss in market value of these investments.

We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investment in that portfolio.

The MassMutual financial information in the SAI includes a more detailed discussion of the risks inherent in our General Account assets. We encourage both existing and prospective Participants to read and understand our financial statements.

The Separate Account

We established Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) as a separate account under Massachusetts law on July 9, 1997. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).

The Separate Account holds the assets that underlie the Certificates  (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other Separate Accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Certificates  (or other contracts that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the Certificate.

The Fixed Account

We offer one fixed account as an investment option within our General Account.

Purchase Payments allocated to The Fixed Account and transfers to The Fixed Account become part of our General Account which supports insurance and annuity obligations. Information regarding the fixed account, including its name, its term, and its minimum guaranteed interest rate, is available in an appendix to this Prospectus. See “Appendix A – Investment Options Available Under the Certificate.”

The General Account has not been registered under the Securities Act of 1933 (1933 Act) nor is the General Account registered under the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding The Fixed Account or the General Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

You may allocate Purchase Payments to The Fixed Account. You can also make transfers of your Certificate Value into The Fixed Account. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your Certificate with interest at a specified rate that we declare in advance. We periodically determine the interest rate at our sole discretion but guarantee that the rate will not be less than the minimum guaranteed interest rate. The minimum guaranteed interest rate that applies to your Certificate is shown on your Certificate Schedule. The rate may vary depending on the state in which and when your Certificate was issued, but it will never be less than 1.5% or the applicable state nonforfeiture interest rate, whichever is greater.

The Funds

Information about each Fund, including its name, type or investment objective, investment adviser(s), expenses and performance is available in an appendix to this Prospectus. See “Appendix A – Investment Options Available Under the Certificate.” There is no assurance that any of the Funds will achieve their stated objectives. Certificate Value allocated to a Sub-Account will vary based on the investment experience of the corresponding Fund in which the Sub-Account invests. There is a risk of loss of the entire amount invested.

These Funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a Fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the Fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.

The prospectus for each Fund contains more detailed information about the Fund. You may obtain copies of the Fund prospectuses by contacting our Service Center. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.

Addition, Removal, Closure or Substitution of Funds

We have the right to change the Funds offered through the Certificate, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Participants. Examples of possible changes include: adding new Funds or fund classes; removing existing Funds or fund classes; closing existing Funds or fund classes; or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a Sub-Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of certificates to which your Certificate  belongs.

Conflicts of Interest

The Funds available with the Certificate  may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other funds.

We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. You bear the risk of any decline in your Certificate Value resulting from the performance of the Funds that you choose.

Selection of Funds

When we select the Funds offered through the Certificate, we consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capabilities and qualifications of each investment firm. We may also consider whether the Fund, its service providers (e.g., the investment adviser or sub-advisers), or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Certificates. (For additional information on these arrangements, see the section below entitled ‘‘Compensation We Receive from Funds, Advisers and Sub-Advisers.’’) We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Certificate  Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocation from Owners.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the Certificate and in providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity and variable life insurance products issued by us and certain of our insurance affiliates that offer the particular Fund. These percentage rates differ, but currently do not exceed 0.25%.

Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Participants, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by us. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the Funds whose advisers and sub-advisers currently pay such compensation, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

Compensation We Receive from Funds

We and certain of our affiliates also receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of the Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund which are attributable to variable contracts issued by certain of our insurance affiliates. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in the Certificate.

Voting Rights

We are the legal owner of the Fund shares. When a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other Participants, instructions as to how to vote those shares.

When we receive those instructions, we will vote all the shares for which we do not receive voting instructions in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of Participants controlling the outcome of a vote. If we determine that we are no longer required to vote shares in accordance with Participant instructions, we will vote the shares in our own right.

During the Accumulation Phase, we determine the number of shares you may vote by dividing your Certificate Value in each Fund by $100, including fractional shares. You do not have any voting rights during the Annuity Phase.

We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Participant voting instructions, we will advise Participants of our action and the reasons for such action.

Charges and Deductions

This section describes the charges and deductions we make under the Certificate  to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of marketing and distribution expenses. These charges and deductions reduce the return on your investment in the Certificate.

Insurance Charges

Each Business Day we deduct our insurance charges from the assets of the Separate Account. This charge is calculated based on a percentage of the daily value of the assets invested in each Fund, after Fund expenses are deducted. We do this as part of our calculation of the value of the Accumulation Units and the annuity units. The insurance charge has two parts:

•	the mortality and expense risk charge; and

•	the administrative charge.

Mortality and Expense Risk Charge

The mortality and expense risk is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make Annuity Payments after the Annuity Date regardless of how long all Annuitants live, the death benefits, and the guarantee of rates used to determine your Annuity Payments during the Income Phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the Certificate.

We may increase the mortality and expense risk charge at any time while you own the Certificate, but the charge will never exceed 1.25%.

Mortality and Expense Risk Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	1.03%	1.25%

For all Certificates, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the Certificate. If the mortality and expense risk charge is not sufficient cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the maximum amount.

Administrative Charge

This charge reimburses us for the expenses associated with the administration of the Certificate  and the Separate Account. Some of these expenses are: preparation of the Certificate, confirmations, annual reports and statements, maintenance of Certificate  records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Administrative Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	0.15%	0.25%

Annual Certificate Maintenance Charge

Currently, we do not deduct an annual certificate maintenance charge from your Certificate. However, we reserve the right to deduct an amount not to exceed $60 from your Certificate at the end of each Certificate Year as an annual certificate maintenance charge should it become necessary for us to seek reimbursement for expenses relating to the issuance and maintenance of the Certificate.

Transfer Fee

Currently, you can make an unlimited number of transfers every calendar year during the Accumulation Phase without charge. During the Income Phase, we allow six transfers each calendar year, and they are not currently subject to a transfer fee.

However, the Company reserves the right to charge $20 per transfer or 2% of the amount that is transferred, whichever is less, for each transfer allowed in a calendar year as provided by the Certificate. The Company will exercise this right if a significant increase in transfer activity by Participants leads to an increase in costs to administer the Certificate.

Transfer Fee
	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
During the Accumulation Phase Only	Upon each transfer	$0	$20 per transfer or 2% of the amount that is transferred, whichever is less.

Contingent Deferred Sales Charge (CDSC)

We do not deduct a sales charge when we receive a Purchase Payment. However, we may assess a CDSC for withdrawals that exceed the free withdrawal amount. Additionally, we may assess a Contingent Deferred Sales Charge on amounts applied to Annuity Option E or F. We use this charge to cover certain expenses relating to the sale of the Certificate.

If we assess a CDSC, we will deduct it from the amount you withdraw or apply to Annuity Option E or F.

The amount of the charge depends on:

•	the amount you withdraw or apply to Annuity Option E or F; and

•	the length of time between when we issued your Certificate and when you make a withdrawal or apply your Certificate Value to Annuity Option E or F.

The Contingent Deferred Sales Charge is as follows:

CDSC
Certificate Year of Withdrawal or Annuity Date	Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9	1%
10 and later	0%

See ‘‘Appendix C – Contingent Deferred Sales Charge (CDSC) Example.’’

In addition to the free withdrawals described later in this section, we will not impose a CDSC under the following circumstances.

•	Upon payment of the death benefit.

•	On amounts withdrawn as RMDs, to the extent they exceed the free withdrawal amount. In order to qualify for this exception, the annual RMD must be calculated by us, based solely on the fair market value of the Certificate. If you choose to take withdrawals from the Certificate to satisfy your RMDs for other qualified assets, a CDSC may apply.

•	Upon application of the Certificate Value to any Single Life or Joint and Survivor Life Annuity Option, or to a Period Certain Annuity under Annuity Option E of at least ten years.

•	If you redeem excess contributions from a plan qualifying for special income tax treatment. These types of plans are referred to as qualified plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	Under a replacement program offered by us, when the Certificate is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A CDSC may apply to the certificate received in the exchange. A reduced CDSC schedule may apply under the Certificate if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for the Certificate. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

•	If you apply your entire Certificate Value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates, subject to certain restrictions.

•	On any withdrawals made or amounts applied to an Annuity Option when you reach the latest permitted Annuity Date for your Certificate.

Free Withdrawals

In your first Certificate Year, you may withdraw, without incurring a Contingent Deferred Sales Charge, up to 10% of your Certificate Value as of the beginning of the Certificate Year reduced by any free withdrawal(s) you previously took during the Certificate Year. Beginning in your second Certificate Year, you may withdraw up to 10% of your Certificate Value as of the end of the previous Certificate Year reduced by any free withdrawal amount previously taken during the Certificate Year. You may take the 10% free withdrawal amount in multiple withdrawals each Certificate Year.

Any unused free withdrawal amount(s) during any particular Certificate Year may not be carried over to any succeeding Certificate Year.

See ‘‘Appendix B – Free Withdrawal Amount Example.’’

Premium Taxes

Some states and other governmental entities charge Premium Taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction for them from your Certificate  Value, or we may adjust the annuity rates for Premium Tax assessed. Some of these taxes are due when your Certificate  is issued, others are due when Annuity Payments begin. Currently we do not charge you for these taxes until you begin receiving Annuity Payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium Taxes generally range from 0% to 3.5%, depending on the state.

Income Taxes

We will deduct from the Certificate  any income taxes which we incur because of the operation of the Separate Account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the Funds at net asset value. The net asset value of each Fund reflects investment management fees and other expenses already deducted from the assets of the Fund. In addition, one or more of the Funds available as an investment option may pay a distribution fee out of the Fund’s assets to us known as a 12b-1 fee. Any investment in one or more of the Funds with a 12b-1 fee will increase the cost of your investment in the Certificate. Please refer to the Fund prospectuses for more information regarding these expenses.

Ownership

Contract Owner

The Contract Owner is the person or non-natural person who maintains the ownership rights stated in the contract that are not delegated to the Participants. The owner of the contract is usually an employer, trustee or other sponsor of a group that is comprised of Participants. If the contract is purchased as part of an employee benefit plan, the plan may govern which ownership rights are maintained by the Contract Owner and which are delegated to Participants.

Participant

This prospectus describes your Certificate, which is a contract between you, the Participant, and MassMutual. However, in tax discussions, we use the word “contract” to mean “Certificate” and “Owner” to mean “Participant.”

In this prospectus, ‘‘you’’ and ‘‘your’’ refer to the Participant. The Participant is named at the time you apply for a Certificate. The Participant must be an individual unless the Certificate is issued under IRC Section 457(b), in which case the Participant must be a non-natural entity. We will not issue a Certificate to you if you have passed Age 85 as of the date we proposed to issue the Certificate. The maximum issue Age for the Certificate and certain of its riders may be reduced in connection with the offer of the Certificate through certain broker-dealers. You should discuss this with your registered representative.

As the Participant of the Certificate, you exercise all rights under the Certificate. The Participant names the Beneficiary.

If you purchased the Certificate as a Tax-Qualified Contract, your rights in the Certificate may be subject to restrictions under the plan documents.

Certificates under qualified plans, including section 457 deferred compensation plans, generally must be held by the plan sponsor or plan trustee. Except for TSAs  and Individual Retirement Annuities (IRAs), an individual cannot be the Participant under a Certificate held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.

Annuitant

The Annuitant is the person on whose life we base Annuity Payments. You designate the Annuitant at the time of application. We will not issue a Certificate to you if the proposed Annuitant has passed Age 85 as of the date we proposed to issue the Certificate. In order for the Certificate to qualify as a tax-sheltered annuity or an individual retirement annuity, you must be named as Participant and Annuitant. We will use the Age of the Annuitant to determine all applicable benefits under a Certificate owned by a non-natural person.

Beneficiary

The Beneficiary is the person(s) or entity(ies) you name to receive any death benefit. You name the Beneficiary at the time of application. You may change the Beneficiary at any time before you die. You may name an irrevocable Beneficiary(ies). In that case, a change involving the irrevocable Beneficiary requires the consent of the irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Participant retains all other contractual rights.

If you are married and your Certificate is issued under an ERISA plan, your ability to name a primary Beneficiary other than your spouse is restricted.

Beneficiary IRA

Beneficiary, Inherited, Legacy or ‘‘Stretch’’ IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an ‘‘Eligible Designated Beneficiary’’ may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants  of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants  of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant  or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant  or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option. See ‘‘Death Benefit – Death Benefit Payment Options During the Accumulation Phase – Beneficiary IRA.’’

Purchasing a Certificate

We no longer sell the MassMutual Artistry variable annuity Certificate. However, we do continue to administer existing Certificates, and you may continue making additional Purchase Payments to your Certificate, subject to the limits described in this section.

Purchase Payments

The minimum amount we accepted for an initial Purchase Payment was:

•	$200 by the first Certificate Anniversary, for a Certificate purchased with salary reduction payments; or

•	$2,000 for a Certificate purchased through a direct asset transfer from another financial institution or one of our affiliates or through non-salary reduction payments.

You can make additional Purchase Payments by sending payments to one of our purchase payment processing centers:

•	by check that clearly indicates your name and Certificate number mailed to:

First Class Mail MassMutual Artistry NY Annuity Payment Services PO Box 74908 Chicago, IL 60675-4908	Overnight Mail MassMutual Artistry NY Annuity Payment Services 5450 N. Cumberland Ave. Suite 100 Lockbox 74908 Chicago, IL 60656

•	by wire transfer. For instructions on how to make a Purchase Payment by wire transfer, please contact your registered representative.

You may also send Purchase Payments to our Service Center.

Additional Purchase Payments of less than $25 are subject to our approval.

For Certificates issued on or after May 1, 2010, the maximum total Purchase Payments we will allow without home office approval is $1.5 million.

For Certificates issued prior to May 1, 2010, the maximum total Purchase Payments we will allow without home office approval is based on your Age when we issued the Certificate. The maximum amount is:

•	$1.5 million up to Age 75; or

•	$500,000 if older than Age 75.

If the Participant is not a natural person, these Purchase Payment limits will apply to the Annuitant’s Age.

Age is as of the nearest birthday. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. See ‘‘Age.’’

We have the right to reject any application or Purchase Payment.

Allocation of Purchase Payments

When you purchased your Certificate, we allocated your Purchase Payment among the investment options according to the allocation instructions you provided. If you make additional Purchase Payments, we will allocate them based on your current allocation instructions, unless you request a different allocation by sending us a Written Request. Unless we are instructed otherwise, we will apply Purchase Payments made by your employer in accordance with your Purchase Payment allocation instructions in effect at the time we receive your employer’s Purchase Payment.

Any allocations to The Fixed Account or the Sub-Accounts that invest in the Funds that you have selected must be in whole percentages and must total 100%.

Currently, there is no limit to the number of investment options that you may invest in at any one time. However, we reserve the right to limit the number of investment options that you may invest in to a maximum of 18 investment options (including The Fixed Account) at any one time in the event administrative burdens require such a limitation.

If you add more money to your Certificate  by making additional Purchase Payments, we will credit these amounts to your Certificate  on the Business Day we receive them and all necessary information in Good Order at our Service Center or lockbox. If we receive your Purchase Payment at our Service Center or lockbox on a Non-Business Day or after the Business Day closes, we will credit the amount to your Certificate  effective the next Business Day. Our Business Day closes when the New York Stock Exchange (NYSE) closes, usually 4:00 p.m. Eastern Time.

Certificate Value

Your Certificate Value is the sum of your value in the Sub-Accounts and The Fixed Account.

The value of your investments in the Separate Account will vary depending on the investment performance of the Funds you choose. In order to keep track of your Certificate Value in the Separate Account, we use a unit of measure called an Accumulation Unit.

During the Income Phase of your Certificate, we call the unit an annuity unit if a variable Annuity Option is elected.

Accumulation Units

During the Accumulation Phase, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Sub-Accounts as a result of Purchase Payments, withdrawals, transfers, or fees and charges. The Company will determine the number of Accumulation Units of a Sub-Account purchased or sold. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Business Day during which the transaction is received in Good Order at our Service Center.

The Accumulation Unit value for each Sub-Account was arbitrarily set initially at $10. Subsequent Accumulation Unit values for each Sub-Account are determined for each day in which the New York Stock Exchange is open for business (Business Day) by multiplying the Accumulation Unit value for the immediately preceding Business Day by the net investment factor for the Sub-Account for the current Business Day.

The net investment factor for each Sub-Account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Sub-Account for the current Business Day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Business Day; less (iii) the cumulative charge or credit for taxes reserved which is determined by the Company to have resulted from the operation or maintenance of the Sub-Account.

B is the net asset value per share of the funding vehicle or portfolio held by the Sub-Account for the immediately preceding Business Day, minus the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the Sub-Account as of the immediately preceding Business Day.

C is the cumulative charge since the immediately preceding Business Day for the insurance charges.

The Accumulation Unit value may increase or decrease from Business Day to Business Day.

Example:
On Monday we receive an additional Purchase Payment of $5,000 from you. You have told us you want this to go to the MML VIP Barings Core Bond  Sub-Account. When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the MML VIP Barings Core Bond  Sub-Account is $13.90. We then divide $5,000 by $13.90 and credit your Certificate on Monday night with 359.71 Accumulation Units for the MML VIP Barings Core Bond  Sub-Account.

Right to Cancel Your Certificate

You have a right to examine your Certificate (sometimes referred to as a free look period). If you change your mind about owning your Certificate, you can cancel it within ten calendar days after receiving it. When you cancel the Certificate within this time period, we will not assess a CDSC. You will receive back your Certificate Value as of the Business Day we receive your Certificate and your Written Request in Good Order at our Service Center, and your Certificate will be terminated.

Sending Requests in Good Order

From time to time you may want to submit a request for transfer among investment options, a withdrawal, a change of Beneficiary, or some other action. We can only act upon your request if we receive it in ‘‘Good Order.’’ Generally, your request must include the information and/or documentation we need to complete the action without using our own discretion to carry it out. Additionally, some actions may require that you submit your request on our form. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. To help protect against unauthorized or fraudulent telephone instructions, we will use reasonable procedures to confirm that telephone instructions given to us are genuine. We may record all telephone instructions.

In addition to Written Requests, we may allow requests to our Service Center:

•	by fax at (866) 329-4272,

•	by email at ANNfax@MassMutual.com,

•	by telephone at (800) 272-2216, or

•	by internet at www.MassMutual.com.

Fax, telephone, email, or internet transactions may not always be available. Fax, telephone, email, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone, email, or the internet.

Transfers and Transfer Programs

General Overview

Generally, you can transfer all or part of your Certificate  Value among investment options. However, there are restrictions that are detailed later in this section. You can make transfers by Written Request, email, telephone, fax, or other authorized means. You must clearly indicate the amount and investment options from and to which you wish to transfer.

We reserve the right, at any time and without prior notice to any party, to terminate, suspend, or modify the transfer provisions of this Certificate.

Your registered representative may provide us with instructions on your behalf involving Fund transfers subject to our rules and requirements, including the restrictions on frequent trading and market timing activities.

Your transfer is effective at the Close of Business on the Business Day we receive your Written Request, in Good Order, at our Service Center. If we receive your transfer request at our Service Center in Good Order on a Non-Business Day or after the Close of Business, your transfer request will be effective on the next Business Day.

Transfers During the Accumulation Phase

You may transfer all or part of your Certificate Value allocated to a Sub-Account or The Fixed Account. You can make a transfer to or from any Sub-Account and to or from The Fixed Account. During the Accumulation Phase, we do not assess a transfer fee. However, we reserve the right to charge $20 or 2% of the amount that is transferred, whichever is less, for each transfer allowed in a calendar year as provided by the Certificate. We also reserve the right to limit the number of transfers that you can make as provided by the Certificate.

The following rules apply to any transfer during the Accumulation Phase:

•	Currently, the minimum amount which you can transfer is:

○	$100; or

○	the entire value in a Sub-Account, if less.

We reserve the right to impose a minimum transfer amount of $500. Currently, we do not require that a minimum balance remain in a Sub-Account after a transfer. However, we reserve the right to require that $500 remain in the Sub-Account after a transfer unless you transfer your entire Certificate Value in the Sub-Account. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.

•	You must clearly indicate the amount and investment options from and to which you wish to transfer.

•	If your Certificate Value in The Fixed Account is $500 or less at the time of your transfer, then you may transfer the entire amount out of The Fixed Account, less the amount of any outstanding Certificate loan.

•	If your Certificate Value in The Fixed Account is more than $500, then during any Certificate Year, we limit transfers out of The Fixed Account to 30% of your Certificate Value in The Fixed Account as of the end of the previous Certificate Year. However, if you transfer 30% of your Certificate Value in The Fixed Account for three consecutive Certificate Years, your transfer in the fourth consecutive Certificate Year may be for the entire amount in The Fixed Account, provided that you have not applied payments or transferred Certificate Value into The Fixed Account from the time the first annual transfer was made. For purposes of this restriction, your Certificate Value in The Fixed Account does not include the amount of any outstanding loan. You may not transfer Certificate Value out of the loaned portion of The Fixed Account. We measure a Certificate Year from the anniversary of the day we issued your Certificate. Transfers out of The Fixed Account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest Purchase Payments are transferred first; then amounts attributed to the next oldest Purchase Payments are transferred; and so on.

•	We consider The Fixed Account and a money market Fund to be ‘‘competing accounts.’’ Transfers between competing accounts are not allowed. For a period of 90 days following a transfer out of a competing account, no transfers may be made into the other competing account. In addition, for a period of 90 days following a transfer into a competing account, no transfers may be made out of the other competing account.

Transfers During the Income Phase

During the Income Phase, we allow six transfers each calendar year, and they are not subject to a transfer fee. However, we reserve the right to deduct a transfer fee of $20 or 2% of the amount that is transferred, whichever is less, for each transfer allowed in a calendar year as per the Certificate. You cannot transfer from the General Account to a Fund, but you can transfer from one or more Funds to the General Account once a Certificate Year. The minimum amount which you can transfer is $500 or your entire interest in the Fund, if less. After a transfer, the minimum amount which must remain in a Fund is $500 unless you have transferred the entire value.

Transfer Programs

For detailed rules and restrictions pertaining to these programs and instructions for electing a program, contact our Service Center.

Overview

We currently offer the following transfer programs: Dollar Cost Averaging Program, Automatic Rebalancing Program, and Interest Sweep Option.

These programs are only available during the Accumulation Phase of your Certificate. You may participate only in one of these programs at any one time.

Transfers made through a transfer program are not subject to transfer fees and do not count towards any free transfers you may be permitted each year.

Dollar Cost Averaging Program

This program allows you to systematically transfer a set amount from a selected Sub-Account to any of the other Sub-Account(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.

Your Dollar Cost Averaging Program will terminate:

•	if you withdraw the total Certificate Value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if you apply your Certificate Value to an Annuity Option;

•	if there is insufficient Certificate Value in the selected Sub-Account to make the transfer; or

•	if we receive from you a Written Request or a request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Automatic Rebalancing Program

Over time, the performance of each Sub-Account may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your Certificate  Value allocated to the Sub-Accounts in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Certificate  Value allocated to The Fixed Account cannot participate in the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw the total Certificate Value;

•	upon payment of the death benefit;

•	if you apply your Certificate Value to an Annuity Option;

•	if you make any unscheduled transfer; or

•	if we receive from you a Written Request or request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your Certificate  Value in The Fixed Account to any one Fund or combination of Funds that you select. By allocating these earnings to the Funds, you can pursue further growth in the value of your Certificate  through more aggressive investments. However, the Interest Sweep Option does not assure a profit and does not protect against loss in declining markets.

This program will terminate:

•	if, as the result of a withdrawal, you no longer have Certificate Value in the non-loaned portion of The Fixed Account;

•	if, at time of transfer, no interest is available for transfer (for example, if the interest earned is required to cover Certificate related charges or has been part of a partial withdrawal);

•	if you apply your Certificate Value to an Annuity Option;

•	upon payment of the death benefit; or

•	if we receive from you a Written Request or request over the telephone at our Service Center to terminate the program prior to the next transfer date.

Limits on Frequent Trading and Market Timing Activity

The Certificate and its investment options are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Participants and Beneficiaries under the Certificate, including long-term Participants who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of Certificate Value among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Certificate.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Participants (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Sub-Accounts, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds may reflect lower performance and higher expenses across all Certificates as a result of undetected abusive trading practices.

If we, or any investment adviser to any of the Funds available with the Certificate, determine that a Participant’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Participant to submit transfer requests by regular mail only. We will not accept other Participant transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason.

The Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Participants, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Participants who violate the frequent trading or market timing policies established by the Fund.

Participants and other persons with interests in the Certificates should be aware that the purchase and redemption orders received by the Funds generally are ‘‘omnibus’’ orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a Fund on all Certificates owned by a Participant whose trading activity under one variable Certificate has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Participants engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a Participant or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Certificate Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Participants we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Participants.

The Income Phase

Overview

If you want to receive regular income from your annuity, you can elect to apply your Certificate  Value so that you can receive fixed and/or variable Annuity Payments under one of the Annuity Options described in this section. We may base Annuity Payments on the Age and sex of the Annuitant(s) under all options except Annuity Option E. We may require proof of Age and sex before Annuity Payments begin.

If your Certificate  Value is less than $2,000 on the Annuity Date, we will pay you a lump sum rather than a series of Annuity Payments. If any Annuity Payment is less than $100, we reserve the right to change the payment basis to equivalent quarterly, semi-annual, or annual payments.

Electing an Annuity Option

On the Annuity Date, we must have written instructions in Good Order at our Service Center regarding your Annuity Option choice, including whether you want fixed and/or variable payments.

If on the Annuity Date we do not have your instructions, we will assume you elected Option B with ten years of payments guaranteed. We will use Certificate Value in the Funds to provide a variable portion of each Annuity Payment and Certificate Value in The Fixed Account, if any, to provide a fixed portion of each Annuity Payment. If your Certificate is a Qualified Contract, we may default you to a different Annuity Option in order to comply with requirements applicable to qualified plans.

Annuity Payment Start Date

You can choose the day, month and year in which Annuity Payments begin; however, the day must be between the 1st and 28th day of the month. We call that date the Annuity Date. According to your Certificate, your Annuity Date cannot be earlier than five years after you buy the Certificate. However, we currently allow you to select an Annuity Date that is at least 13 months after you purchase your Certificate.

You chose your Annuity Date when you purchased your Certificate. After you purchased your Certificate, you can request an earlier Annuity Date by Written Request. If you elect an Annuity Date earlier than your Latest Permitted Annuity Date, you can request that we delay your Annuity Date by Written Request or by telephone any time before or on the Annuity Date.

Latest Permitted Annuity Date

Annuity Payments must begin by the earlier of:

•	the 90th birthday of the Annuitant; or

•	the latest date permitted under state law.

Upon Written Request we will defer the Annuity Date up to the 100th birthday.

Annuity Payments

On the Annuity Date, you will begin receiving Annuity Payments under the Annuity Option that you elected.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The amount of your Annuity Payments will depend upon the following:

•	the value of your Certificate on the Annuity Date;

•	the Annuity Option you elect;

•	the Age and sex of the Annuitant or joint Annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your Certificate;

•	the deduction of a Contingent Deferred Sales Charge (may be deducted under Annuity Options E and F only); and

•	the deduction of Premium Taxes, if applicable.

If the single premium immediate annuity rates offered by MassMutual on the Annuity Date are more favorable than the minimum guaranteed rates listed in your Certificate, those rates will be used.

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the Funds you elect. The first payment amount will depend on the following:

•	the value of your Certificate on the Annuity Date;

•	the Annuity Option you elect;

•	the Age and sex of the Annuitant or joint Annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your Certificate;

•	an assumed investment rate (AIR) of 4% per year;

•	the deduction of a Contingent Deferred Sales Charge (may be deducted under Annuity Options E and F only); and

•	the deduction of Premium Taxes, if applicable.

Future variable payments will depend on the performance of the Funds you elected. If the actual performance on an annualized basis exceeds the 4% assumed investment rate plus the deductions for expenses, your Annuity Payments will increase. Similarly, if the actual rate is less than 4% annualized plus the amount of the deductions, your Annuity Payments will decrease.

Annuity Unit Values

In order to keep track of the value of your variable Annuity Payments, we use a unit of measure called an annuity unit. The value of your annuity units will fluctuate to reflect the investment performance of the Funds you elected. We calculate the number of your annuity units at the beginning of the Income Phase. During the Income Phase, the number of annuity units will not change unless you make a transfer; make a withdrawal as permitted under certain Annuity Options; or you elect an Annuity Option with reduced payments to the survivor and those payments to the survivor commence.

Annuity Options

The available Annuity Options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After Annuity Payments begin, you cannot change the Annuity Option, the frequency of Annuity Payments, or make withdrawals, except as described under Annuity Options E and F.

RMDs for Qualified Contracts

In order to avoid adverse tax consequences, you should begin to take distributions from your Certificate  no later than the beginning date required by the IRC. These distributions can be withdrawals or Annuity Payments. The distributions should be at least equal to the minimum amount required by the IRC or paid through an Annuity Option that complies with the RMD rules of IRC Section 401(a)(9). If your Certificate  is an individual retirement annuity, the required beginning date is no later than April 1 of the  calendar year after you reach the “applicable age” specified in IRC Section 401(a)(9)(C). If you  were born after December 31, 1950 and before January 1, 1960,  your applicable age is 73. If you  were born after December 31, 1959,  your applicable age is 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1951.  For qualified plans and tax-sheltered annuities, if you are still working for the sponsor when you reach the specified RMD age, you may defer RMDs until the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan.

Limitations on Annuity Options

If you purchased the Certificate as a Qualified Contract, the RMD rules that apply to annuitized Certificates during your lifetime may impose restrictions on which Annuity Option you may elect. In addition, in order to ensure that the Certificate will comply with the RMD requirements that apply upon your death, you may not elect a joint and survivor Annuity Option with a non-spouse joint Annuitant who is more than 10 years younger than you. Furthermore, if your Certificate is issued under an ERISA plan, and you are married when your Certificate enters the Income Phase, your ability to elect certain Annuity Options may be limited and/or require spousal consent.

Annuity Options

We may consent to other plans of payment in addition to those listed, including a Joint and Last Survivor Annuity with Period Certain. For Qualified Contracts, if, upon the death of the Participant (Annuitant if the Certificate is owned by a non-natural person), there are Annuity Payments remaining, we may shorten the remaining payment period in order to ensure that payments do not continue beyond the 10 year post-death distribution period provided under IRC Section 401(a)(9), or beyond the Beneficiary’s life or life expectancy for certain classes of Beneficiaries, such as a spouse or an individual who is not more than 10 years younger than the decedent.

Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option A Life Income	Annuity Option B Life Income with Period Certain	Annuity Option C Joint and Last Survivor Annuity	Annuity Option D Joint and 2/3 Survivor Annuity
Number of Annuitants	One	One	Two	Two
Length of Payment Period	For as long as the Annuitant lives.	For a guaranteed period of either 5, 10 or 20 years or as long as the Annuitant lives, whichever is longer.	For as long as either Annuitant lives.	For as long as either Annuitant lives.
Annuity Payments After Death	None. All payments end upon the Annuitant’s death.

When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.(1)

100% of the payment will continue during the lifetime of the surviving Annuitant. No payments will continue after the death of both Annuitants.

Payments will continue during the lifetime of the surviving Annuitant and will be computed on the basis of two-thirds of the Annuity Payment (or units) in effect during the joint lifetime. No payments will continue after the death of both Annuitants.

(1)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Non-Lifetime Contingent Options (variable and/or fixed payments)
	Annuity Option E Period Certain Annuity	Annuity Option F Special Income Settlement Agreement
Number of Annuitants	One	Determined in accordance with terms agreed upon in writing by both you and us.
Length of Payment Period	For a specified period no less than five years and no greater than 30 years.	Determined in accordance with terms agreed upon in writing by both you and us.
Withdrawal Option/ Switch Annuity Option

If, after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this Annuity Option at any time, you may elect to receive it in a lump sum or have it applied to another Annuity Option. If you so elect, your future payments will be adjusted accordingly.(1)

If we agree to pay you a variable Annuity Payment for a specified period of time under this Annuity Option, and after you begin receiving payments, you would like to receive all or part of the commuted value of the remaining guaranteed payments under this Annuity Option at any time, you may elect to receive it in a lump sum or have it applied to another Annuity Option. If you so elect, your future payments will be adjusted accordingly.(1)

Contingent Deferred Sales Charge

In most states, we will deduct a Contingent Deferred Sales Charge if you apply your Certificate Value to Annuity Options E and F and the period certain is less than 10 years. If it is permitted in your state, but we do not deduct a Contingent Deferred Sales Charge at that time, we will deduct a Contingent Deferred Sales Charge if you subsequently request a commuted lump sum payment to yourself or a commuted value to apply to another Annuity Option.(1)

Annuity Payments After Death

When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments. We will not deduct a Contingent Deferred Sales Charge.(1)

(1)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Benefits Available Under the Certificate

The following table summarizes information about the benefits available under the Certificate.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Death Benefit

Prior to you (or the Annuitant, if the Participant  is a non-natural person) reaching Age 80, upon your death, we will pay your designated Beneficiaries the greater of (1) the Certificate Value, less the amount attributable to any outstanding loan, determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center; or (2) an amount based on your Purchase Payments adjusted for any withdrawals, less the amount attributable to any outstanding loan and any applicable charges.

After you (or the Annuitant, if the Participant is a non-natural person) reach Age 80, upon your death, we will pay your designated Beneficiaries the Certificate Value, less the amount attributable to any outstanding loan, determined as of the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center.

		Standard	None
•

This benefit terminates upon a full withdrawal or annuitization of the Certificate Value.

•

For Certificates issued before May 17, 2004, Purchase Payments are “less any” withdrawals rather than “adjusted for” any withdrawals. See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

•

For Certificates issued on or after May 17, 2004, withdrawals result in a pro-rata adjustment to the death benefit amount, so the death benefit amount may be reduced by more than the actual dollar amount of the withdrawals.

Automatic Rebalancing Program	Automatically rebalances the Sub-Accounts you select to maintain your original percentage allocation of Certificate Value.	Optional	None	• Cannot use if the Dollar Cost Averaging Program or Interest Sweep Option are in effect.
Dollar Cost Averaging Program	Automatically transfers a specific amount of Certificate Value from a Sub-Account to other Sub-Accounts you have selected, at set intervals.	Optional	None	• Cannot use if the Automatic Rebalancing Program or Interest Sweep Option are in effect.
Systematic Withdrawal Program	Automatically withdraws a specific amount of Certificate Value proportionally from all investment options you have selected.	Optional	None	• In order to participate in this program: (1) there must be at least $10,000 in Certificate Value, and (2) the minimum withdrawal amount must be $100.
Interest Sweep Option	Automatically transfers earnings from your Certificate Value in The Fixed Account to any one Sub-Account or combination of Sub-Accounts you select.	Optional	None	• In order to participate in this program there must be at least $5,000 in Certificate Value. • Cannot use if the Automatic Rebalancing Program or Dollar Cost Averaging Program are in effect.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Right to Take Loans	If your Certificate is a tax-sheltered annuity, you may be able to take a loan.	Standard	No current charge, but we reserve the right to deduct a $35 loan origination fee.
•

A portion of your Certificate Value equal to the loan amount is held in the loaned portion of The Fixed Account.

•

We charge daily interest on any outstanding loan at an effective annual interest rate.

•

Interest on outstanding loans is due and payable quarterly.

•

If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be in default and will be considered a taxable distribution.

Some of the benefits identified in the Benefits Available Under the Certificate table are described in more detail following the table and other benefits are disclosed in more detail in other sections of the prospectus.

Death Benefit

Death of Participant During the Accumulation Phase

If you die during the Accumulation Phase, we will pay a death benefit to the primary Beneficiary. We will treat any other Beneficiary designation, on record at the time of death as a contingent Beneficiary.

The Beneficiary may request that the death benefit be paid under one of the death benefit options.

Death Benefit During the Accumulation Phase

The death benefit paid will be the amount calculated (and adjusted for any applicable charges) as of the Business Day we receive due proof of death and election of the payment method in Good Order at our Service Center. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. As a result, the death benefit amount may increase or decrease over time. The risk is borne by the Beneficiary(ies).

Before you (or the Annuitant, if the Participant is a non-natural person) reach Age 80, the death benefit will be the greater of:

•	your Certificate Value, less the amount attributable to any outstanding loan; or

•	your Purchase Payments, adjusted for any withdrawals, less the amount attributable to any outstanding loan, and less any applicable charges.

For Certificates issued before May 17, 2004, the words “adjusted for any withdrawals” are replaced with the words “less any withdrawals.” See “Death Benefit – Adjusted for Any Withdrawals or Less Any Withdrawals.”

After you reach Age 80, the death benefit during the accumulation period will be your Certificate Value, less the amount attributable to any outstanding loan, as of the Business Day we receive, in Good Order, proof of death at our Service Center and election by the Beneficiary to receive the death benefit payment under one of the death benefit options provided by the Certificate.

See “Appendix D – Death Benefit Examples.”

Adjusted for Any Withdrawals or Less Any Withdrawals

In this prospectus we describe the formulas we use to determine death benefit amounts. In some formulas we use the language “adjusted for any withdrawals” and in other formulas we use the language “less any withdrawals.” These phrases have different meanings.

Adjusted for Any Withdrawals

If you take a withdrawal, we adjust your death benefit by using the percentage of Certificate  Value withdrawn to lower the death benefit by the same percentage. We use the phrase “adjusted for any withdrawals” to describe this treatment of withdrawals within our formulas. Because this adjustment uses the percent of Certificate  Value withdrawn, the death benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Certificate  investment options is lower due to market performance or other variables.

Less Any Withdrawals

If you take a withdrawal, we lower your death benefit by subtracting the dollar amount of the withdrawal. We use the phrase “less any withdrawals” to describe this treatment of withdrawals within our formulas.

Death Benefit Payment Options During the Accumulation Phase

The availability of certain death benefit options may be limited in order to comply with RMD rules.

A Beneficiary must elect to receive the death benefit under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit by the end of the calendar year that contains the tenth anniversary of your death (fifth anniversary of your death if you do not have a designated Beneficiary as defined for purposes of IRC Section 401(a)(9), including where your Beneficiary is your estate or certain trusts). If you die after reaching the age at which RMDs must begin, your beneficiary may not elect to defer payment of the lump sum beyond the end of the calendar year after the year of your death.

•	Option 2 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must generally begin by the end of the calendar year following the year of your death.

Additional Option for a Spouse Who is the Sole Primary Beneficiary

In addition to options 1 and 2, a surviving spouse who is the sole primary Beneficiary under a Certificate has the following options, based on Certificate type:

Tax-Sheltered Annuity

If your Certificate is a tax-sheltered annuity and your spouse is the sole primary Beneficiary, then the surviving spouse may elect to roll-over a lump sum payment of the death benefit into an eligible retirement plan. If the Participant had not yet begun taking RMDs at the time of death, the spouse may be able to defer the timing of any required distributions under the Certificate. You should consult your tax adviser about your own circumstances.

Individual Retirement Annuity

If your Certificate  is an individual retirement annuity and your spouse is the sole primary Beneficiary, then the surviving spouse may elect:

•	to roll-over the death benefit to an eligible retirement plan; or

•	to continue the Certificate as an IRA in his or her own name at the death benefit amount payable and exercise all of the Participant’s rights under the Certificate.

If at the time the Participant  purchased the Certificate  the surviving spouse was over the maximum Certificate  issue Age, then the Certificate  cannot be continued. An election to continue the Certificate  can only be made once while the Certificate  is in effect.

These options are not available to a domestic partner or civil union partner. See “Taxes – Civil Unions and Domestic Partnerships” if you are in a domestic partnership or civil union.

Lump Sum Payment

If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive due proof of death and election of the payment method in Good Order at our Service Center, unless we are required to suspend or delay payment.

Beneficiary IRA

Beneficiary, Inherited, Legacy or ‘‘Stretch’’ IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an ‘‘Eligible Designated Beneficiary’’ may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.

If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants  of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants  of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant  or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant  or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option.

See “Taxes – Required Minimum Distributions for Qualified Contracts” for more information.

Eligibility Requirements/Restrictions:

If a Beneficiary(ies) elects to establish a Beneficiary IRA after the death of the Owner, or if a Contract was issued as a Beneficiary IRA, the following rules apply:

•	For a contract with a single Beneficiary, the Beneficiary will have the option of electing a Beneficiary IRA payout option under the Contract. Should the Beneficiary decide to elect the Beneficiary IRA payout option under the current Contract, any withdrawals in excess of the RMD will not be subject to a CDSC.

•	For a contract with multiple Beneficiaries, a Beneficiary IRA payout option is not available under the Contract. However, a Beneficiary wishing to establish a Beneficiary IRA may elect a direct transfer of the lump sum death benefit to a Beneficiary IRA established for their benefit.

•	If a contract was issued as a Beneficiary IRA, any withdrawals under a new Beneficiary IRA Contract in excess of the RMD may be subject to a CDSC as indicated by the terms of the Contract purchased.

•	The source of funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	The annuity contract will be titled in the Beneficiary’s name as Beneficiary for the deceased Owner. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•	For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the Owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year for which the original Owner would have been required to begin RMDs. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from each investment option in the ratio that your value in each bears to your Certificate Value. If the original Owner died after RMDs were required to begin, and was younger than the Beneficiary, the RMD amount may be calculated based on the original Owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

•	The Certificate Value at time the Beneficiary IRA is established will be equal to either the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected, or, if a Contract is issued as a Beneficiary IRA, the amount transferred to the Contract.

•	Additional contributions cannot be applied to the Beneficiary IRA.

•	If a beneficiary elects the Beneficiary IRA payout option under a Contract, upon the death of the Annuitant of the Beneficiary IRA, any remaining Certificate Value will be paid the the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined under the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•	If a contract was issued as a Beneficiary IRA, upon the death of the Annuitant of the Beneficiary IRA, a death benefit, under the terms of the contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined by the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•	If the original owner died before January 1, 2020 (before January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and the Beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, Required Minimum Distributions must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the Annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA. If the original owner died after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), we will not offer a Beneficiary IRA to a trust.

•	Additional rules may apply. Please consult your registered representative for further information.

•	We have the right to modify, suspend or terminate the Beneficiary IRA program at any time without prior notification.

•	A Beneficiary IRA may only be established by the Beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor Beneficiary.

•	Joint Ownership of a Beneficiary IRA is not allowed.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Participant  During the Income Phase

If you die during the Income Phase, the primary Beneficiary becomes the Participant. Additionally, we will pay the remaining payments under the Annuity Option elected at least as rapidly as under the method of distribution in effect at the time of your death. The Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with Required Minimum Distribution rules that apply upon the Participant/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Participant/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the joint Annuitant is still living.

Death of Annuitant

During the Accumulation Phase, if the Participant is a non-natural person and an Annuitant dies, you may not name a new Annuitant. In this case we will treat the death of the Annuitant as the death of the Participant and pay the death benefit as described in “Death Benefit – Death of Participant During the Accumulation Phase.”

Upon the death of the last surviving Annuitant on or after the Annuity Date, the death benefit, if any, is as specified in the Annuity Option elected. Upon the death of the last surviving Annuitant during the Annuity Phase, any remaining payment under the elected Annuity Option will be paid to the Beneficiary. The Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Participant/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Participant/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the joint Annuitant is still living.

Due Proof of Death

For purposes of determining due proof of death, we require:

•	a certified death certificate; or

•	a certified decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Additional Benefits

Right to Take Loans

If your Certificate is a tax-sheltered annuity, you may be able to take a loan under your Certificate. All such loans must conform to the requirements of the Internal Revenue Code and your specific plan. If you are impacted by a federally declared disaster, you may qualify for increased loan limits and/or repayment deferral. You must request a loan by mailing, faxing, or emailing all required forms in Good Order to our Service Center.

You are required to repay your loan according to the loan repayment schedule. Loan repayments (including interest due) must be sent to our Service Center and are credited as of the Business Day received. Loan repayments are due quarterly; however, you may make additional repayments. The first repayment will be due three months after the loan was issued. Any repayment will be applied first to the interest accrued to the date your repayment is received, and then to the loan principal. Loan repayments made in addition to regularly scheduled quarterly repayments will be applied to loan principal only and will not change the due dates or amounts of subsequent quarterly payments, but will shorten the term of the loan.

If you request a loan, we will deduct your requested loan amount from your investment option(s) in proportion to the non-loaned value of each on the date of your loan request. As long as your loan is outstanding, a portion of your Certificate Value equal to the loan amount is held in the loaned portion of The Fixed Account. On each Certificate Anniversary while a loan is outstanding, an amount of Certificate Value equal to any due and unpaid loan interest is also transferred to the loaned portion of The Fixed Account. Upon each loan repayment, we will transfer value equal to the repayment amount from the loaned portion of The Fixed Account to your investment option(s) based upon your current Purchase Payment allocation.

We charge interest daily on any outstanding loan at an effective annual interest rate. Interest is due and payable quarterly (based on the date the loan was taken). We also credit interest on the loan amount held in the loaned portion of The Fixed Account. The difference between the rate of interest we charge on the loan amount and the rate we credit on the loan amount is the net cost of the loan, which will not exceed 4%.

If a required loan repayment is not paid in full within 90 days after its due date, the total existing loan balance will be determined to be in default. If you default, the outstanding debt will be considered a taxable distribution and we will do appropriate tax reporting. We will withdraw sufficient Certificate Value to repay the debt to the extent such withdrawals are not restricted under the Internal Revenue Code. If we cannot make such withdrawals because they are restricted under the Internal Revenue Code, the loan will remain outstanding and continue to accrue interest until it is satisfied.

If you own a Certificate with an outstanding loan and are taking an eligible distribution of your entire Certificate Value, we will deduct any outstanding Certificate Debt from the amount you withdraw. If you make a partial withdrawal, the Certificate Value remaining after the withdrawal must not be less than:

•	the amount of any loan outstanding; plus

•	interest on the loan for 12 months based on the loan interest rate then in effect; plus

•	any Contingent Deferred Sales Charge that would apply to such an amount otherwise withdrawn.

Amounts held in The Fixed Account equal to the amount of any outstanding loan are not available for withdrawal or transfer. If you do not repay the loan, we will deduct the loan amount from your withdrawal or death benefit.

You may not begin receiving Annuity Payments if you have an outstanding loan balance. If you reach your Annuity Date and have an outstanding loan balance, we will withdraw sufficient Contract Value to repay the debt and apply any remaining Contract Value to your Annuity Option.

The maximum number of loans we permit you to take at any one time is three. However, you may not take more than two loans in any calendar year.

Currently, we do not deduct a charge from your Certificate if you take a loan under your Certificate. However, we reserve the right to deduct a charge not to exceed $35 from your Certificate Value as a loan origination fee should it become necessary for us to seek reimbursement for expenses related to the administration of Certificate loans.

A loan, whether or not repaid, may have a permanent effect on the death benefit and Certificate Value because the investment results of the Funds and current interest rates credited to the non-loaned portion of The Fixed Account do not apply to amounts held in the loaned portion of The Fixed Account. Depending on the investment results of the Funds or credited interest rates for the non-loaned portion of The Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.

Withdrawals

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your Certificate is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, CDSC and certain restrictions may apply to any withdrawal you make.

During the Accumulation Phase you may make either partial or full withdrawals of your Certificate Value. When a partial withdrawal is made from a Certificate, we reflect the withdrawal as a reduction to the value of the Certificate’s death benefit. We describe this reduction in the “Death Benefit” section. If we reflect the reduction as a percentage of Certificate Value withdrawn, the benefit may be reduced by more than the actual dollar amount of the withdrawal. The reduction will be greater when the value of your Certificate investment options is lower due to market performance or other variables. If you withdraw your full Certificate Value, the Certificate terminates and does not provide a death benefit.

We will take any partial withdrawal proportionally from your Certificate Value in the Funds and the non-loaned portion of The Fixed Account unless we are instructed otherwise. When making a partial withdrawal, you must withdraw at least $100 or the entire value in a Fund or the non-loaned portion of The Fixed Account, if less. We require that after you make a partial withdrawal you keep at least $600 in the Certificate, unless your partial withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½. We have reserved the right to treat a request for a partial withdrawal that would result in Certificate Value of less than $600 as a request for a total withdrawal of Certificate Value. Partial withdrawals may be subject to a Contingent Deferred Sales Charge.

When you make a full withdrawal you will receive your Certificate Value:

•	less any applicable CDSC;

•	less any applicable Premium Tax;

•	less the amount attributable to any outstanding loan; and

•	less any Purchase Payments we credited to your Certificate that have not cleared the bank, until they clear the bank.

See “Appendix C – Contingent Deferred Sales Charge (CDSC) Example.”

Requests in Writing

To request a withdrawal in writing, submit either a partial withdrawal or full withdrawal form in Good Order to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means

You may request certain partial and full withdrawals by other means we authorize such as email, telephone, or fax. Contact our Service Center for details.

Withdrawal Effective Date

For Written Requests, your withdrawal is effective on the Business Day we receive, in Good Order at our Service Center:

•	a partial withdrawal or full withdrawal form acceptable to us; and

•	if applicable, a “letter of acceptance.”

If we receive this/these item(s) at our Service Center on a Non-Business Day or after the Close of Business, your withdrawal request will be effective on the next Business Day. For email, telephone or fax requests, your withdrawal is effective on the Business Day we receive your request in Good Order, provided it is received prior to the Close of Business. For requests received after the Close of Business, your withdrawal will be effective on the next Business Day.

Delivery of Withdrawal Amount

We will pay any withdrawal amount within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. See “Other Information – Payments We Make.”

Systematic Withdrawal Program

For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.

The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your Certificate Value. We do not charge you for participation in the SWP. We will take any withdrawal under this program proportionally from your Certificate Value in your selected investment options unless we are instructed otherwise.

Your SWP will end:

•	if you withdraw your total Certificate Value;

•	if we receive, in Good Order, a notification of the Participant’s death;

•	if we receive, in Good Order, a notification of the Annuitant’s death if the Participant is a non-natural person;

•	if we process the last withdrawal for the period you selected, if applicable;

•	if the next withdrawal will lower your Certificate Value below the minimum Certificate Value we allow following a partial withdrawal, unless your withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½;

•	if your value in a selected Fund or The Fixed Account is insufficient to complete the withdrawal;

•	if you begin receiving Annuity Payments; or

•	if you give us a Written Request or request over the telephone, in Good Order, to terminate the program any time before or on the next withdrawal date. If your Certificate is a Beneficiary IRA, your SWP cannot be terminated.

Taxes

This prospectus describes your Certificate, which is a contract between you, the Participant, and MassMutual. In this tax discussion, we use the word “contract” to mean “Certificate” and “Owner” to mean “Participant.”

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the contract to assure that it continues to qualify as an annuity for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

Taxation of the Company

MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the Separate Account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Investment income and any realized gains on Separate Account assets generally are reflected in the contract value, although treated as accruing to the Company and not to you. As a result, no taxes are due currently on interest, dividends and short or long-term gains earned by the Separate Account with respect to your contract. The Company may be entitled to certain tax benefits related to the investment of Company assets, including assets of the Separate Account. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

Annuities in General

Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

Diversification

IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the Contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the Owner with respect to earnings under the Contract prior to the receipt of payments under the Contract. We intend that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

Investor Control of Assets

For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the Separate Accounts. You can transfer among the Sub-Accounts but cannot direct the investments each underlying Fund makes. If you have too much investor control of the assets supporting the Separate Account Funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn. The IRS has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an Owner will be deemed to own the assets in the contract if a variable contract offers too large a choice of Funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the Separate Account.

Qualified Contracts

Your contract is referred to as a Qualified Contract if it is used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of participants  in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants  and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.

Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations.

Furthermore, certain withdrawal penalties and restrictions may apply to distributions from Qualified Contracts. See “Taxes – Taxation of Qualified Contracts.”

Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant  receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.

IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any 1-year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding 1-year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015, the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year. It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts we sell in connection with employer-sponsored qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.

Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2026, and may change in subsequent years.

Individual Retirement Annuities

IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” IRA contributions are limited to the lesser of $7,500 or 100% of compensation, and an additional catch-up contribution of $1,100 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the  IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Tax-Sheltered Annuities

IRC Section 403(b) permits certain eligible employers to purchase annuity contracts, known as Tax-Sheltered Annuities (TSAs), under a section 403(b) program. Eligible employers are organizations that are exempt from tax under IRC Section 501(c)(3) and public educational organizations. Contributions made to a TSA and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. TSAs are subject to limitations on contributions, which may be made as “elective deferrals” (contributions made pursuant to a salary reduction agreement) or as non-elective or matching contributions by an employer. In general, annual contributions made by an employer and employee to a TSA may not exceed the lesser of:

•	$72,000; or

•	100% of includible compensation (a maximum of $360,000 of includible compensation may be considered).

An employee’s elective salary reduction contributions are limited to $24,500, with an additional catch up of up to $8,000 available for eligible plan participants age 50 or over. This catch-up contribution may be increased to $11,250 for those ages 60–63. Certain catch-up contributions may also be made by  those with 15 or more years of service with the same employer. TSAs are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Tax-Sheltered Annuities Taxation and Withdrawal Restrictions.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Governmental 457(b) Deferred Compensation Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in an IRC Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. Contributions made to an IRC Section 457(b) plan and the earnings on those contributions are generally not included in gross income of the employee until distributed from the plan. IRC Section 457(b) deferrals are limited to the lesser of:

•	$24,500; or

•	100% of includible compensation.

In addition, catch-up contributions of up to $8,000 may be made by eligible plan participants  age 50 or over. This catch-up contribution may be increased to $11,250 for those ages 60–63. Certain catch-up contributions may also be available for those within three years of normal retirement age under the plan. The contract purchased is issued to the employer or trustee, as applicable. All contract value in a governmental 457(b) deferred compensation plan must be held for the exclusive benefit of the employee, and such plans are subject to limitations on distributions. See “Taxes – Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Taxation of Qualified Contracts

If you have no cost basis for your interest in a Qualified Contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified plan.

IRC Section 72(t) imposes a 10% additional income tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). Exceptions from the additional tax are as follows:

(1)	distributions made on or after you reach age 59½;

(2)	distributions made after your death;

(3)	distributions made that are attributable to the employee being disabled as defined in IRC Section 72(m)(7);

(4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required). Annuity Payments may qualify for this exception if they satisfy the RMD rules applicable to Annuity Payments from qualified plans and IRAs;

(5)	distributions made after severance from employment if you have reached age 55, or after you have reached age 50 or 25 years of service for qualified public safety employees and private sector firefighters (not applicable to distributions from IRAs);

(6)	corrective distributions of amounts that exceed tax law limitations;

(7)	distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care (without regard to whether you itemize deductions for the taxable year);

(8)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

(9)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

(10)	distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks (or would have been eligible to receive unemployment compensation but for self-employed status) and have not been re-employed for at least 60 days;

(11)	certain qualified reservist distributions;

(12)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year;

(13)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8));

(14)	payments of net income attributable to an excess IRA contribution made in a calendar year where such amounts are distributed by tax return deadline for the year (including extensions) and no deduction is allowed for the excess contribution;

(15)	distributions which are qualified birth or adoption distributions (as defined in IRC Section 72(t)(2)(H)). Such distributions can be recontributed within the three year period beginning on the date received;

(16)	certain distributions made after December 31, 2023 for emergency personal expenses (as provided in IRC Section 72(t)(2)(I)). Such distributions can be recontributed within the three-year period beginning on the date received;

(17)	eligible distributions made after December 31, 2023 to you if you are a victim of domestic abuse (as provided in IRC Section 72(t)(2)(K)). Such distributions may be recontributed within the three-year period beginning on the date received;

(18)	distributions made to you if you are a terminally ill individual (as provided in IRC Section 72(t)(2)(L)). Such distributions may be recontributed within the three-year period beginning on the date received; and

(19)	distributions that are qualified disaster recovery distributions under IRC Section 72(t)(2)(M). Such distributions may be recontributed within the three-year period beginning on the date received.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification  is increased by an amount equal to the tax which would have been imposed (the 10% additional tax) but for the exception, plus interest for the tax years in which the exception was used.  A withdrawal outside of the series of substantially equal period payments, or an additional Purchase Payment into your contract, may be considered an impermissible modification. However, after 2023, a tax-free rollover or transfer to another qualified plan or IRA, from which a series of substantially equal periodic payments is received, will not result in a modification if the combined distributions from the old and new arrangements continue to satisfy the exception.  The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Notice 2022-6 for more specific information.

Tax-Sheltered Annuities Taxation and Withdrawal Restrictions

Under IRS regulations, effective January 1, 2009, all TSA plans must have a written plan document which specifies the requirements that each contract must meet in order to be qualified under the plan. In addition, the document must provide a list of the providers and contracts that are permitted to be purchased by TSA plan participants under the plan. TSA plan participants should be aware that if a TSA plan removes the provider or specific contract type that the TSA plan participant owns from its approved list, the TSA plan participant may be restricted from making further salary reduction contributions into that contract. TSA plans also have the right to restrict the ability to take loans and hardship withdrawals from a TSA contract. Because a plan participant may own more than one TSA contract, before we process a transaction we may require the TSA plan to approve the transaction to ensure that rules regarding loans, hardships and distribution restrictions are met. TSA plan participants should contact their individual TSA plan to determine the specific rules that apply to them.

The IRS regulations also made significant changes to Revenue Ruling 90-24 exchanges or transfers. Under the regulations an exchange may only be done when the TSA plan allows TSA exchanges under its plan and the provider of the new TSA contract agrees to share information with the TSA plan to ensure that the requirements of the TSA plan are met. Given this restriction, before a TSA exchange is processed, the TSA plan is required to approve the transaction or provide a list of vendors for which it has an information sharing agreement (ISA). Additionally, because most of the regulations were not effective until 2009, there was great uncertainty about their application to contract exchanges that took place between September 24, 2007 and January 1, 2009. Because of this uncertainty, it is possible that an exchange that took place prior to January 1, 2009 caused a TSA plan participant to incur taxation on the value of the contract. However, it is also possible that such an exchange did not have adverse tax consequences. If a TSA plan participant exchanged a contract to a TSA contract with a provider that does not have an ISA with the TSA plan, the participant had until July 1, 2009 to avoid adverse tax consequences by exchanging the contract for a TSA contract with which the TSA plan does have an ISA.

The IRC limits the withdrawal of Purchase Payments made by TSA plan participants through salary reductions from certain TSAs. Withdrawals of salary reduction amounts and their earnings can be made when a TSA plan participant:

•	reaches age 59½;

•	has a severance from employment;

•	dies;

•	becomes disabled, as that term is defined in the IRC;

•	experiences a hardship, as provided in IRC Section 403(b)(11)(B);

•	meets the requirements for a qualified birth or adoption distribution, as defined in IRC Section 72(t)(2)(H);

•	qualifies for a qualified disaster recovery distribution, as defined in IRC Section 72(t)(2)(M);

•	qualifies for an eligible distribution to a domestic violence victim, as defined in IRC Section 72(t)(2)(K);

•	qualifies for an emergency personal expense distribution, as defined in IRC Section 72(t)(2)(I); or

•	the TSA plan terminates (starting January 1, 2009).

In the case of hardship,  for plan years beginning before 2024,  the TSA plan participant could only withdraw the Purchase Payments and not any earnings.  However, for plan years beginning after 2023, hardship withdrawals can consist of both the Purchase Payments and any earnings.

TSA contract value as of December 31, 1988 and contract amounts attributable to service with a former employer are not subject to these restrictions. Additionally, return of excess contributions or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

TSA contracts issued January 1, 2009 and after are subject to distribution restrictions on employer contributions. These restrictions are determined by the TSA plan and can be based on criteria such as completing years of service or attaining a stated age.

Withdrawal Restrictions – Governmental 457(b) Deferred Compensation Contract

Amounts may not be paid to a participant  of a governmental 457(b) deferred compensation plan prior to the plan participant’s:

•	attainment of age 59½;

•	severance from employment;

•	incurring an unforeseeable emergency;

•	compliance with a qualified domestic relations order (QDRO);

•	qualifying for a qualified disaster recovery distribution, as defined in IRC Section 72(t)(2)(M);

•	qualifying for an eligible distribution to a domestic violence victim, as defined in IRC Section 72(t)(2)(K);

•	qualifying for an emergency personal expense distribution, as defined in IRC Section 72(t)(2)(I); or

•	meeting the requirements for a qualified birth or adoption distribution, as defined in IRC Section 72(t)(2)(H).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the Required Minimum Distribution rules of IRC Section 401(a)(9). The sections of this prospectus related to Qualified Contracts contain more detailed information regarding these rules.

Required Minimum Distributions for Qualified Contracts

For Qualified Contracts, distributions generally must begin no later than April 1st of the calendar year following the later of:

(1)	the calendar year in which you attained the “applicable age” as defined in IRC Section 401(a)(9); or

(2)	the calendar year in which you retire.

If you  were born after December 31, 1950 and before January 1, 1960, your applicable age is 73. If you  were born after December 31, 1959, your applicable age is 75. Previously, the age at which RMDs were required to begin was 70½  for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1951.

The date set forth in (2) does not apply to an IRA or to a five percent owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary. Upon your death, additional distribution requirements are imposed.  If RMDs are not made, a penalty tax of up to 25% is imposed on the amount that should have been distributed.

These rules were significantly changed under the Setting Every Community Up for Retirement Enhancement (SECURE) Act, enacted in late 2019, and differ for Qualified Contracts when death occurs after December 31, 2019 versus those where death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement).

Where the owner’s death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), if the contract had not yet entered the Income Phase and death occurred after the required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death, or over the life or life expectancy of the designated Beneficiary. If the contract had not entered the Income Phase and death occurred before the required beginning date, the remaining interest must be distributed within five years or over the life or life expectancy of the designated Beneficiary. If the Owner’s death occurred after the contract had entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of the owner’s death.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and your designated Beneficiary is not an “Eligible Designated Beneficiary” as defined in IRC Section 401(a)(9), the remaining interest must be distributed within ten years, regardless of whether your death occurs before or after your required beginning date or whether your contract had entered the Income Phase. In addition, if your death occurs on or after your required beginning date, your Beneficiary must take  annual RMDs during the ten year distribution period to the extent required by Regulations issued under IRC Section 401(a)(9).  If your designated Beneficiary is considered an Eligible Designated Beneficiary, the remaining interest must be distributed within ten years or over the life or life expectancy of the designated Beneficiary. We only offer a life or life expectancy distribution option to a designated Beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than ten years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect a life or life expectancy distribution option.

If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and you do not have a designated Beneficiary (including where your estate or certain trusts are the Beneficiary), the pre-2019 distribution rules generally apply. If your contract has not yet entered the Income Phase and death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If the contract has not yet entered the Income Phase and your death occurs before your required beginning date, the remaining interest must be distributed within five years. If your death occurs after your contract has entered the Income Phase, distributions must be made at least as rapidly as under the method in effect at the time of your death.

The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of RMDs for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the Accumulation Phase of the annuity contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the owner or Beneficiary under the contract in order to determine the fair market value of the contract. A larger fair market value will result in the calculation of a higher RMD amount. You should consult a tax adviser to determine how this may impact your specific circumstances.

Income Tax Reporting and Withholding

Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31st of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the owner of the annuity contract. Following the death of the owner the Form 1099-R will be sent to each Beneficiary who receives a payment under the contract.

The portion of any distribution that is includible in the gross income of the owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding.

The 20% withholding requirement generally does not apply to:

•	a series of substantially equal payments made at least annually for:

○	the life or life expectancy of the owner, or joint and last survivor expectancy of the owner and a designated Beneficiary, or

○	for a specified period of ten years or more;

•	distributions which are Required Minimum Distributions;

•	hardship distributions from a 401(k) plan or a tax-sheltered annuity;

•	distributions that are qualified birth or adoption distributions as defined in IRC Section 72(t)(2)(H);

•	distributions that are qualified disaster recovery distributions as defined in IRC Section 72(t)(2)(M);

•	distributions that are emergency personal expense distributions as defined in IRC Section 72(t)(2)(I); or

•	distributions that are eligible distributions to a victim of domestic violence as defined in IRC Section 72(t)(2)(K).

You should consult a tax adviser regarding withholding requirements.

Generation Skipping Transfer Tax Withholding

Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

•	proof of residency (in accordance with IRS requirements); and

•	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain foreign entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.

Civil Unions and Domestic Partnerships

Parties to a civil union or domestic partnership are not treated as spouses under federal law. You should consult a tax adviser for more information on this subject.

Distribution

The Certificates  are no longer for sale to the public. The Certificate  was sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the contracts sold by its registered representatives, and MSD serves as principal underwriter of the contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD also receive compensation for their actions as principal underwriters of the Certificates.

Commissions and Allowances Paid

Commissions for sales of the Certificate by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. Commissions for sales of the Certificate by registered representatives of other broker-dealers are paid on behalf of MSD by MassMutual to those broker-dealers. We also pay expense allowances in connection with the sales of the Certificates. The maximum commission payable for the Certificate is 8.63% of Purchase Payments made to a Certificate and/or up to 2.4% of Certificate Value annually.

Additional Compensation Paid to MMLIS

Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Certificate  may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the Certificate  by their registered representatives.

Additional Compensation Paid to Certain Broker-Dealers

We and MSD make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote the Certificate. Asset-based payments are based on the value of the assets in the MassMutual Certificates  sold by that broker-dealer. Sales-based payments are paid on each sale of the Certificate  and each subsequent Purchase Payment applied to the Certificate. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. For a list of the broker-dealers to whom we currently pay additional compensation for selling the Certificate, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the Certificate. Any such compensation will be paid by MSD or us and will not result in any additional direct charge to you.

Compensation in General

The compensation arrangements described above may provide a registered representative with an incentive to sell the Certificate  over other available variable annuity certificates  whose issuers do not provide such compensation or who provide lower levels of such compensation. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a Certificate. You may want to take these compensation arrangements into account when evaluating any recommendation regarding the Certificate.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain Funds to help us make these cash and non-cash payments.

You may want to contact MMLIS or your registered representative to find out more about the compensation they receive in connection with your purchase of a Certificate.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the Certificates).

Other Information

Assignment

If your Certificate is issued as a 403(b) tax-sheltered annuity or an individual retirement annuity, you cannot assign your Certificate. If the Certificate is issued pursuant to a qualified plan other than an individual retirement annuity, there may be limitations on your ability to assign the Certificate. If you assign your Certificate, your rights may only be exercised with the consent of the assignee of record.

We will refuse or accept any request to assign the Certificate on a non-discriminatory basis. Please refer to your Certificate.

We must receive Written Notice, in Good Order, of the assignment, for any assignment we allow to be binding on us. We are not responsible for the validity of an assignment.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Owners, Beneficiaries, and any other payees of proceeds from a contract. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center. IRS guidance requires us to withhold federal income tax from escheated payments from certain qualified contracts, and to report such payments to the IRS on Form 1099-R.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block a Participant’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Certificate to government regulators.

Payments We Make

We may be required to suspend or postpone payments, withdrawals, or transfers from the Sub-Accounts for any period when:

•	the NYSE is closed (other than customary weekend and holiday closings);

•	trading on the NYSE is restricted;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	during any other period when the SEC, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account or payment of loan proceeds from The Fixed Account for the period permitted by law, but not for more than six months.

In addition, if, pursuant to the SEC’s rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of that Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market Sub-Account until the Fund is liquidated.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Certificate to government regulators.

Changes to the Certificate

We reserve the right to amend the Certificate to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the Certificate. We will notify you by written notice of such amendments.

Termination of the Certificate

We will terminate your Certificate  upon the occurrence of any of the following events:

•	the date of the last Annuity Payment;

•	the date withdrawal is made of the entire Certificate Value;

•	the date of the last payment upon death to the last Beneficiary; or

•	the date your Certificate is returned under the right to examine Certificate provision.

Computer System, Cybersecurity, and Service Disruption Risks

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.  The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).

Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of Certificate-related transactions (including the processing of orders from Participants and orders with the Funds) and the Company’s ability to administer this Certificate in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the Certificate to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the Certificate due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the contract.

For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the  SAI.

Our Financial Statements

The financial statements for the Separate Account and the Company are included in the SAI. Our financial statements should be distinguished from the financial statements of the Separate Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Certificates. Contact us at our Service Center for a free copy of these financial statements and the SAI.

Appendix A

Investment Options Available Under the Certificate

Funds Available Under the Certificate

The following is a list of Funds currently available under the Certificate. The list of Funds is subject to change, as discussed in the prospectus for the Certificate. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time You can find prospectuses and other information about the Funds online at www.MassMutual.com/MMArtistry. You can also request this information at no cost by calling (800)  272-2216 or sending an email request to ANNfax@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Certificate may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation	MML VIP Aggressive Allocation Fund (Initial Class)(1)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.98%	14.17%	8.36%	9.53%
Asset Allocation	MML VIP American Funds 65/35 Allocation Fund (Service Class I)(1)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	14.54%	7.37%	8.39%
Asset Allocation	MML VIP Balanced Allocation Fund (Initial Class)(1)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.86%	11.10%	4.76%	6.33%
Asset Allocation	MML VIP Conservative Allocation Fund (Initial Class)(1)(5) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.83%	10.29%	3.98%	5.59%
Asset Allocation	MML VIP Growth Allocation Fund (Initial Class)(1)(6) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.90%	12.99%	7.08%	8.38%
Asset Allocation	MML VIP Moderate Allocation Fund (Initial Class)(1)(7) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.87%	11.83%	5.72%	7.08%
Money Market	Invesco V.I. U.S. Government Money Portfolio (Series I)(8)(9) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.67%	3.65%	2.80%	1.76%
Money Market	MML VIP Barings U.S. Government Money Market Fund (Initial Class)(8)(10) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	3.80%	2.87%	1.80%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.95% (*)	12.98%	1.65%	3.01%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Fixed Income	MML VIP Barings Core Bond Fund (Initial Class)(11) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.45%	7.85%	0.48%	2.64%
Fixed Income	MML VIP Barings Inflation-Protected and Income Fund (Initial Class)(12) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.65%	5.89%	1.12%	3.15%
Fixed Income	MML VIP Barings Short-Duration Bond Fund (Service Class I)(13) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.84%	5.76%	2.30%	2.31%
Fixed Income	MML VIP Fidelity Institutional AM® Core Plus Bond Fund (Service Class I)(14) Adviser: MML Investment Advisers, LLC Sub-Adviser: FIAM LLC	0.86%	7.03%	–1.10%	1.58%
Balanced	Invesco V.I. Equity and Income Fund (Series I)(15) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.57%	12.81%	8.94%	8.92%
Balanced	MML VIP BlackRock® Balanced Fund (Initial Class)(1)(16) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.51%	12.84%	7.86%	9.21%
Large Cap Value	MML Income & Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.72%	13.34%	12.35%	10.73%
Large Cap Value	MML VIP Franklin Templeton Equity Fund (Initial Class)(17) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.44%	17.49%	13.75%	11.23%
Large Cap Value	MML VIP T. Rowe Price Equity Income Fund (Initial Class)(18) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.79%	14.45%	11.14%	10.52%
Large Cap Blend

Fidelity® VIP Contrafund® Portfolio (Initial Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.54%	21.48%	15.36%	15.77%
Large Cap Blend	Invesco V.I. Diversified Dividend Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.68%	15.74%	10.80%	9.20%
Large Cap Blend	MML Focused Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.15%	7.75%	8.48%	12.23%
Large Cap Blend	MML Sustainable Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.56%	11.50%	11.93%	12.98%
Large Cap Blend	MML VIP BlackRock® Equity Index Fund (Class I)(19) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Advisors, LLC	0.44%	17.36%	13.92%	14.33%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Large Cap Blend	MML VIP Invesco Main Street Equity Fund (Class II)(20) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.80%	16.15%	12.47%	14.45%
Large Cap Blend	MML VIP JPMorgan U.S. Research Enhanced Equity Fund (Initial Class)(21) Adviser: MML Investment Advisers, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	0.77%	10.59%	7.06%	6.11%
Large Cap Growth	MML VIP American Funds Growth Fund (Service Class I)(22)(23)(24) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	19.66%	12.89%	17.47%
Large Cap Growth	MML VIP Invesco Discovery Large Cap Fund (Class II)(25) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.78%	—	—	—
Large Cap Growth	MML VIP Loomis, Sayles Large Cap Growth Fund (Initial Class)(26) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.70%	15.09%	14.97%	16.34%
Large Cap Growth	MML VIP T. Rowe Price Blue Chip Growth Fund (Initial Class)(27) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	18.41%	11.08%	15.25%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	0.82%	2.40%	8.68%	8.70%
Small/Mid-Cap Value	MML VIP American Century Mid Cap Value Fund (Initial Class)(28) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.89%	8.97%	8.80%	9.14%
Small/Mid-Cap Value	MML VIP American Century Small Company Value Fund (Service Class I)(29) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.24% (*)	–3.60%	4.90%	8.28%
Small/Mid-Cap Blend	MML VIP Invesco Small Cap Equity Fund (Initial Class)(30) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.71%	8.86%	8.38%	10.73%
Small/Mid-Cap Growth	MML VIP Invesco Discovery Mid Cap Fund (Class II)(31) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.85% (*)	—	—	—
Small/Mid-Cap Growth	MML VIP T. Rowe Price Mid Cap Growth Fund (Initial Class)(32) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.82%	4.35%	3.82%	9.94%
Small/Mid-Cap Growth	MML VIP Wellington Small Cap Growth Equity Fund (Initial Class)(33) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.05% (*)	7.34%	2.67%	10.59%
International/Global	Invesco V.I. International Growth Fund (Series I)(34) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00% (*)	16.32%	2.15%	5.64%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
International/Global	MML Foreign Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	0.92%	32.60%	9.01%	6.72%
International/Global	MML VIP Invesco Global Fund (Class II)(35) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.81%	23.11%	7.51%	9.96%
International/Global	MML VIP MFS International Equity Fund (Service Class I)(36) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	1.18% (*)	25.20%	7.07%	6.97%
Specialty(37)	Invesco V.I. Health Care Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.99%	15.33%	3.80%	6.58%
Specialty(37)	Invesco V.I. Technology Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.96%	20.47%	10.30%	15.78%
Specialty(37)	PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class) Adviser: Pacific Investment Management Company LLC Sub-Adviser: N/A	3.29% (*)	18.66%	10.44%	6.42%
Specialty(37)	VY® CBRE Global Real Estate Portfolio (Class S) Adviser: Voya Investments, LLC Sub-Adviser: CBRE Clarion Securities LLC	1.16% (*)	6.53%	3.77%	3.73%
Specialty(37)	VY® Columbia Real Estate Portfolio (Class S) Adviser: Voya Investments, LLC Sub-Adviser: Columbia Management Advisors LLC	1.00% (*)	0.03%	5.67%	4.80%
Fidelity, Contrafund and Fidelity Institutional AM are registered service marks of FMR LLC. Used with permission.
(*)	This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	MML VIP Aggressive Allocation Fund formerly known as MML Aggressive Allocation Fund.
(3)	MML VIP American Funds 65/35 Allocation Fund formerly known as MML American Funds Core Allocation Fund.
(4)	MML VIP Balanced Allocation Fund formerly known as MML Balanced Allocation Fund.
(5)	MML VIP Conservative Allocation Fund formerly known as MML Conservative Allocation Fund.
(6)	MML VIP Growth Allocation Fund formerly known as MML Growth Allocation Fund.
(7)	MML VIP Moderate Allocation Fund formerly known as MML Moderate Allocation Fund.
(8)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(9)	Unavailable in Certificates issued on or after January 19, 2008.
(10)	MML VIP Barings U.S. Government Money Market Fund formerly known as MML U.S. Government Money Market Fund.
(11)	MML VIP Barings Core Bond Fund formerly known as MML Managed Bond Fund.
(12)	MML VIP Barings Inflation-Protected and Income Fund formerly known as MML Inflation-Protected and Income Fund.
(13)	MML VIP Barings Short-Duration Bond Fund formerly known as MML Short-Duration Bond Fund.
(14)	MML VIP Fidelity Institutional AM® Core Plus Bond Fund formerly known as MML Total Return Bond Fund.
(15)	Unavailable in Certificates issued on or after April 30, 2012.
(16)	MML VIP BlackRock® Balanced Fund formerly known as MML Blend Fund.

(17)	MML VIP Franklin Templeton Equity Fund formerly known as MML Equity Fund.
(18)	MML VIP T. Rowe Price Equity Income Fund formerly known as MML Equity Income Fund.
(19)	MML VIP BlackRock® Equity Index Fund formerly known as MML Equity Index Fund.
(20)	MML VIP Invesco Main Street Equity Fund formerly known as MML Fundamental Equity Fund.
(21)	MML VIP JPMorgan U.S. Research Enhanced Equity Fund formerly known as MML Managed Volatility Fund.
(22)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.
(23)	The MML American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as an investment choice under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML American Funds Growth Fund.
(24)	MML VIP American Funds Growth Fund formerly known as MML American Funds Growth Fund.
(25)	MML VIP Invesco Discovery Large Cap Fund formerly known as MML Invesco Discovery Large Cap Fund.
(26)	MML VIP Loomis, Sayles Large Cap Growth Fund formerly known as MML Large Cap Growth Fund.
(27)	MML VIP T. Rowe Price Blue Chip Growth Fund formerly known as MML Blue Chip Growth Fund.
(28)	MML VIP American Century Mid Cap Value Fund formerly known as MML Mid Cap Value Fund.
(29)	MML VIP American Century Small Company Value Fund formerly known as MML Small Company Value Fund.
(30)	MML VIP Invesco Small Cap Equity Fund formerly known as MML Small Cap Equity Fund.
(31)	MML VIP Invesco Discovery Mid Cap Fund formerly known as MML Invesco Discovery Mid Cap Fund.
(32)	MML VIP T. Rowe Price Mid Cap Growth Fund formerly known as MML Mid Cap Growth Fund.
(33)	MML VIP Wellington Small Cap Growth Equity Fund formerly known as MML Small Cap Growth Equity Fund.
(34)	Invesco V.I. International Growth Fund formerly known as Invesco Oppenheimer V.I. International Growth Fund.
(35)	MML VIP Invesco Global Fund formerly known as MML Global Fund.
(36)	MML VIP MFS International Equity Fund formerly known as MML International Equity Fund.
(37)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.

Fixed Account Investment Options Available Under the Certificate

The following is a list of fixed options currently available under the Certificate. We may change the features of the fixed options listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so.  See “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – The  Fixed Account” for more information.

Name	Minimum Guaranteed Interest Rate
The Fixed Account	1.5%

Appendix B

Free Withdrawal Amount Example

Example 1 ~ Free Withdrawal Amount in Second Certificate Year at the Time of a Withdrawal

The values shown are based on the following assumptions:

•	Your initial Purchase Payment of $100,000 is credited to your Certificate on the Certificate Issue Date.

•	In Certificate Year 2, an additional Purchase Payment of $10,000 is made.

•	In Certificate Year 3, the Certificate Value is $125,000.

Based on the above, we have the following values for the calculation of the Free Withdrawal Amount.

Beginning of Certificate Year	Transaction	Pre- Transaction Certificate Value	Purchase Payment Amount	Post- Transaction Certificate Value	Free Withdrawal Amount
1	Purchase Payment 1	$ 0	$100,000	$100,000	$10,000
2	Purchase Payment 2	102,000	10,000	112,000	10,200
3		125,000		125,000	12,500

In Certificate Year 1, 10% of the Certificate Value of $100,000 is $10,000 which is the Free Withdrawal Amount.

In Certificate Year 2, the Free Withdrawal Amount is 10% of the Certificate Value which is $10,200 (10% x (102,000)).

In Certificate Year 3, 10% of the total Certificate Value is $12,500 (10% x $125,000), so the Free Withdrawal Amount  is $12,500.

Appendix C

Contingent Deferred Sales Charge (CDSC) Example

Example 1 ~ CDSC for Flexible Purchase Payment Certificates

•	The following Purchase Payments are made:

Purchase Payment	Certificate Year	Date	Amount	End of Year Certificate Value
1 (on Issue Date)	1	January 15	$100,000	$105,000
2	1	May 15	10,000	120,000
3	2	January 15	20,000	160,000
4	7	January 15	12,000	180,000

•	In Certificate Year 8, a partial withdrawal of $50,000 is made.

•	To calculate the CDSC, we first determine the Free Withdrawal Amount not subject to a CDSC. The Free Withdrawal Amount is 10% of the Certificate Value which is $18,000 (10% x $180,000).

•	We next determine the remaining withdrawal amount after the deduction of the Free Withdrawal Amount which is $32,000 ($50,000 – $18,000).

•	Since the withdrawal is being made in Certificate Year 8, the CDSC charge is 2% or $640 ($32,000 x 2%).

•	The total CDSC for this withdrawal is $640, which is deducted from the withdrawal amount of $50,000. The net amount of $49,360 ($50,000 – $640) is paid to the Participant, unless otherwise instructed.

Appendix D

Death Benefit Examples

Example 1 ~ Impact of Purchase Payments and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Certificate Year 2.

•	Participant dies in Certificate Year 5 and had not yet attained Age 80.

Beginning of Certificate Year	Purchase Payment	Certificate Value After Purchase Payment	Total Purchase Payments
1	$100,000	$100,000	$100,000
2	10,000	115,000	110,000
5 (receive due proof of Participant’s death and election of the payment method)		101,000	110,000

•	On the Certificate Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Certificate Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	Participant dies in Certificate Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Certificate Value is $101,000. The total Purchase Payments adjusted for withdrawals is $110,000. The Basic Death Benefit is the greater of these two values. Therefore, the death benefit is $110,000.

Example 2a ~ Impact of Withdrawal and Determination of Benefit for Certificates issued on or after May 17, 2004

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Certificate Year 2.

•	A withdrawal of $30,000 is made at beginning of Certificate Year 5.

•	Participant dies in Certificate Year 6 and had not yet attained Age 80.

Beginning of Certificate Year	Purchase Payment	Withdrawal	Certificate Value After Purchase Payment	Total Purchase Payments Adjusted for Withdrawals
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
5 (immediately prior to withdrawal)			120,000	110,000
5 (immediately after withdrawal)		$30,000	90,000	82,500
6 (receive due proof of Participant’s death and election of the payment method)			80,000	82,500

•	On the Certificate Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Certificate Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Certificate Year 5, a $30,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Certificate Value is $120,000, and the total Purchase Payments adjusted for withdrawals is $110,000.

•	Immediately after the withdrawal is made, the Certificate Value becomes $90,000 ($120,000 – $30,000), so the Certificate Value has been reduced by 25% ($30,0000/$120,000). The total Purchase Payments adjusted for withdrawals is reduced by $27,500 (25% × $110,000) to $82,500 ($110,000 – $27,500).

•	Participant dies in Certificate Year 6. When we receive due proof of death and election of the payment method for the death benefit, the Certificate Value is $80,000. The total Purchase Payments adjusted for withdrawals is $82,500. Therefore, the death benefit is $82,500 (the greater of $82,500 and $80,000).

Example 2b ~ Impact of Withdrawal and Determination of Benefit for Contracts Issued before May 17, 2004

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Certificate Year 2.

•	A withdrawal of $30,000 is made at beginning of Certificate Year 5.

•	Participant dies in Certificate Year 6 and had not yet attained Age 80.

Beginning of Certificate Year	Purchase Payment	Withdrawal	Certificate Value After Purchase Payment	Total Purchase Payments Less Withdrawals
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
5 (immediately prior to withdrawal)			120,000	110,000
5 (immediately after withdrawal)		$30,000	90,000	80,000
6 (receive due proof of Participant’s death and election of the payment method)			95,000	80,000

•	On the Certificate Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments less withdrawals.

•	At the beginning of Certificate Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments less withdrawals to $110,000.

•	At the beginning of Certificate Year 5, a $30,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Certificate Value is $120,000, and the total Purchase Payments less withdrawals is $110,000.

•	Immediately after the withdrawal is made, the Certificate Value becomes $90,000 ($120,000 – $30,000). The total Purchase Payments less withdrawals is reduced to $80,000 ($110,000 – $30,000).

•	Participant dies in Certificate Year 6. When we receive due proof of death and election of the payment method for the death benefit, the Certificate Value is $95,000. The total Purchase Payments less withdrawals is $80,000. Therefore, the death benefit is $95,000 (the greater of $95,000 and $80,000).

Example 3 ~ Impact of Reaching Age 80

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Certificate Year 2.

•	Participant reaches Age 80 in Certificate Year 5. Please see definition of Age earlier in this prospectus.

Beginning of Certificate Year	Purchase Payment	Certificate Value After Purchase Payment	Total Purchase Payments
1	$100,000	$100,000	$100,000
2	10,000	115,000	110,000
5 (Participant turns Age 80(1))		101,000	N/A
6 (receive due proof of Participant’s death and election of the payment method)		109,000	N/A
(1)	Age is as of the nearest birthday. For example, Age 80 is generally the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months.

•	On the Certificate Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Certificate Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Certificate Year 5, the Participant has turned Age 80. The Certificate Value is $101,000 and the total Purchase Payments adjusted for withdrawals are no longer considered for valuing the death benefit.

•	At the beginning of Certificate Year 6, the Certificate Value is $109,000. Since the Participant is over Age 80, the value of the Basic Death Benefit is the Certificate Value as of the Business Day proof of death and election of payment method in Good Order are received. Therefore, the Basic Death Benefit is $109,000.

Example 4 ~ Impact of an Outstanding Loan

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000.

•	A subsequent Purchase Payment of $10,000 is made at beginning of Certificate Year 2.

•	A $30,000 loan is taken in Certificate Year 3 and repayments begin 3 months later.

•	Participant dies in Certificate Year 5.

Beginning of Certificate Year	Purchase Payment	Loan	Certificate Value After Purchase Payment and Loan	Total Purchase Payments Less Outstanding Loans
1	$100,000		$100,000	$100,000
2	10,000		115,000	110,000
3		$30,000	85,000	80,000
5 (receive due proof of Participant’s death and election of the payment method)			90,000	85,000

•	On the Certificate Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments less outstanding loans.

•	At the beginning of Certificate Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments less outstanding loans to $110,000.

•	At the beginning of Certificate Year 3, a $30,000 loan is taken, bringing the total Purchase Payments less loans to $80,000 ($110,000 – $30,000).

•	Participant dies in Certificate Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Certificate Value is $90,000. With the loan repayments totaling $5,000 of principal, the total Purchase Payments less outstanding loans is $85,000. The Basic Death Benefit is the greater of these two values. Therefore, the death benefit is $90,000.

The SAI contains additional information about the Separate Account. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov).

For a free copy of the SAI, other information about this Certificate, or general inquiries, contact our Service Center:

MassMutual
Document Management Services  –  Annuities W360
PO Box 9067
Springfield, MA 01102-9067
(800) 272-2216
(Fax) (866) 329-4272
(Email) ANNfax@MassMutual.com
www.MassMutual.com

Investment Company Act file number: 811-08619
Securities Act file number: 333-95851
Class (Contract) Identifier: C000021312

AN6103N

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Insurance Company)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registered Separate Account)

MASSMUTUAL ARTISTRY

April 27, 2026

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated April 27, 2026, for the individual certificates under a group deferred annuity contract with flexible Purchase Payments which are referred to herein.

For a copy of the prospectus, call (800) 272-2216, visit online at www.MassMutual.com/MMArtistry, send an email request to MassMutualServiceCenter@MassMutual.com, or write to MassMutual®, Document Management Services – Annuities W360, PO Box 9067, Springfield, MA 01102-9067.

TABLE OF CONTENTS

	SAI	Prospectus
The Company ..........................................	2	15
The Separate Account ..................................	2	15
Assignment of Certificate ..............................	2	50
Distribution ............................................	3	49
Accumulation Units and Unit Value ....................	3	24
Transfers During the Income Phase .....................	4	27
Payment of Death Benefit ..............................	4	34
Annuity Payments .....................................	5	30
Experts ................................................	5
Financial Statements ...................................	6

1

AN6103N-SAI

THE COMPANY

In this Statement of Additional Information, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual®). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.

MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

THE SEPARATE ACCOUNT

We established Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) as a separate account under Massachusetts law on July 9, 1997. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

The Separate Account holds the assets that underlie the Certificates (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.

We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Certificates (or other contracts that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the Contract.

ASSIGNMENT OF CERTIFICATE

In certain states, the Certificate cannot be assigned without MassMutual’s approval. MassMutual will refuse or accept any request to assign the Certificate on a non-discriminatory basis. Please refer to your Certificate.

MassMutual will not be charged with notice of any assignment of a Certificate or of the interest of any Beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at its Service Center. MassMutual assumes no responsibility for the validity of any assignment.

For Qualified Contracts, the following provisions should be noted:

(1)  No person entitled to receive Annuity Payments under a Certificate or part or all of the Certificate’s Value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the Participant given during the Annuitant’s lifetime and received in Good Order by MassMutual at its Service Center. To the extent permitted by law, no Certificate nor any proceeds or interest payable thereunder will be subject to the Annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

(2)  If an assignment of a Certificate is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the Certificate’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the Participant, regardless of any payment options which the Participant may have elected. Moreover, if an assignment of a Certificate is in effect at the death of the Annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all Purchase Payments, less the net amount of all partial redemptions, and less the amount of any outstanding loan; and (b) the accumulated value of the Certificate, less the amount of any outstanding loan. Any balance of such value will be paid to the Beneficiary in one sum or applied under one or more of the payment options elected;

(3)  Certificates used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Internal Revenue Code of 1986, as amended (IRC), and

2

(4)  Certificates issued under a plan for an Individual Retirement Annuity pursuant to IRC Section 408, or for a Roth Individual Retirement Annuity pursuant to IRC Section 408A, must be endorsed to provide that they are non-transferable. Such Certificates may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the Annuitant to any person or party other than MassMutual, except to a former spouse of the Annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

Assignments may be subject to federal income tax.

DISTRIBUTION

The Contract is no longer for sale to the public. Pursuant to separate underwriting agreements with the Company, on its own behalf and on behalf of the Separate Account, MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, serves as principal underwriter of the Contracts sold by its registered representatives, and MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual, serves as principal underwriter of the Contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last three years, MMLIS and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the Contracts described in the prospectus.

Year	MMLIS	MSD
2025	$25,669	$17,504
2024	$30,137	$22,800
2023	$33,458	$32,273

Commissions for sales of the Contracts by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the Contracts by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.

During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MSD as shown below.

Year	MMLIS	MSD
2025	$151,896	$137,329
2024	$151,450	$138,667
2023	$157,461	$187,996

We no longer offer the Certificate for sale to the public. However, Participants may continue to make Purchase Payments to existing Certificates, subject to the limitations described in the prospectus.

This offering is on a continuous basis.

ACCUMULATION UNITS AND UNIT VALUE

During the Accumulation Phase, Accumulation Units shall be used to account for all amounts allocated to or withdrawn from the Sub-Accounts as a result of Purchase Payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of Accumulation Units of a Sub-Account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the Sub-Account by the dollar value of one Accumulation Unit of the Sub-Account as of the end of the Business Day during which the transaction is received at the Service Center.

The Accumulation Unit value for each Sub-Account was set on the date such Sub-Account became operative. Subsequent Accumulation Unit values for each Sub-Account are determined for each day in which the New York Stock Exchange is open for business (Business Day) by multiplying the Accumulation Unit value for the immediately preceding Business Day by the net investment factor for the Sub-Account for the current Business Day.

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The net investment factor for each Sub-Account is determined by dividing A by B and subtracting C where:

A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the Sub-Account for the current Business Day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current Business Day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the Sub-Account.

B is the net asset value per share of the funding vehicle or portfolio held by the Sub-Account for the immediately preceding Business Day, minus the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the Sub-Account as of the immediately preceding Business Day.

C is the cumulative charge since the immediately preceding Business Day for the mortality and expense risk charge and for the administrative charge.

The Accumulation Unit value may increase or decrease from Business Day to Business Day.

TRANSFERS DURING THE INCOME PHASE

Transfers of annuity reserves between Sub-Accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the Sub-Account to which the transfer is made, so that the next Annuity Payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, Annuity Payments will reflect changes in the value of the new annuity units.

The amount transferred to the General Account from a Sub-Account will be based on the annuity reserves for the Contract. Transfers to the General Account will be made by converting the annuity units being transferred to purchase fixed Annuity Payments under the Annuity Option in effect and based on the Age of the Annuitant at the time of the transfer.

See the “Transfers and Transfer Programs – Transfers During the Income Phase” section in the prospectus for more information about transfers during the Income Phase.

PAYMENT OF DEATH BENEFIT

MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

(1)  a certified death certificate;

(2)  a certified decree of a court of competent jurisdiction as to the finding of death; or

(3)  any other proof satisfactory to MassMutual.

All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

The Beneficiary designation in effect on the date we issue the Certificate will remain in effect until changed. Unless the Participant provides otherwise, the death benefit will be paid in equal shares to the Beneficiary(ies) as follows:

(1)  to the primary Beneficiary(ies) who survive the Participant’s and/or the Annuitant’s death, as applicable; or

(2)  if there is no primary Beneficiary who survives the Participant’s death and/or any Annuitant’s death, as applicable, to the contingent Beneficiary(ies) who survive the Participant’s and/or the Annuitant’s death, as applicable; or

(3)  if there is no primary or contingent Beneficiary who survives the Participant’s death and/or any Annuitant’s death, as applicable, to the Participant or the Participant’s estate.

You may name an irrevocable Beneficiary(ies). In that case, a change involving the irrevocable Beneficiary requires the consent of the irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Participant retains all other contractual rights.

See the “Death Benefit” section in the prospectus for more information on death benefits.

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ANNUITY PAYMENTS

A variable Annuity Payment is an annuity with payments which:

(1)  are not predetermined as to dollar amount; and

(2)  will vary in amount with the net investment results of the applicable Sub-Accounts.

Annuity Payments also depend upon the Age of the Annuitant and any joint Annuitant and the assumed interest factor utilized and may vary by gender of the Annuitant and any joint Annuitant. The annuity table used will depend upon the Annuity Option chosen. The dollar amount of Annuity Payments after the first is determined as follows:

(1)  The dollar amount of the first Annuity Payment is divided by the value of an annuity unit as of the Annuity Date. This establishes the number of annuity units for each Annuity Payment. The number of annuity units will remain the same for the life of the Certificate unless you transfer among investment options during the Income Phase or if you elected an Annuity Option with reduced payments to the survivor and the reduced payments to a survivor commence.

(2)  For each Sub-Account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent Annuity Payment date.

(3)  The total dollar amount of each variable Annuity Payment is the sum of all Sub-Account variable Annuity Payments.

The number of annuity units is determined as follows:

(1)  The number of annuity units credited in each Sub-Account will be determined by dividing the product of the portion of the Certificate Value to be applied to the Sub-Account and the annuity purchase rate by the value of one annuity unit in that Sub-Account on the Annuity Date. The purchase rates are set forth in the variable annuity rate tables in the Certificate.

(2)  For each Sub-Account, the amount of each Annuity Payment equals the product of the Annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

The value of any annuity unit for each Sub-Account was set on the date such Sub-Account became operative. The Sub-Account annuity unit value at the end of any subsequent valuation period is determined as follows:

(1)  The net investment factor for the current Business Day is multiplied by the value of the annuity unit for the Sub-Account for the immediately preceding Business Day.

(2)  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding Business Day. The assumed investment rate is based on an effective annual rate of 4%.

The value of an annuity unit may increase or decrease from Business Day to Business Day. See “The Income Phase” section in the prospectus for more information.

EXPERTS

The financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2025 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2025 and 2024, and for each of the years in the three-year period ended December 31, 2025, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 26, 2026, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

5

FINANCIAL STATEMENTS

The December 31, 2025 financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 and the December 31, 2025 financial statements of Massachusetts Mutual Life Insurance Company are incorporated into this SAI by reference to Massachusetts Mutual Variable Annuity Separate Account 4’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.

6

AN6103N-SAI

PART C
OTHER INFORMATION

Item 27.	Exhibits
Exhibit (a)

Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account 4 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed April 28, 2021

Exhibit (b)	Not Applicable.
Exhibit (c)	i.

Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

iii.

Template for Insurance Product Distribution Agreement (MML Strategic Distributors, LLC,  Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed April 25, 2023

Exhibit (d)	i.

Individual Certificate issued under a Group Variable Deferred Annuity Contract with Flexible Purchase Payments – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95851 filed April 28, 2022

	ii.	Governmental 457(b) Deferred Compensation Plan Rider – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95851 filed April 28, 2022
	iii.	Individual Retirement Annuity Rider – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95851 filed April 28, 2022
	iv.	Basic Death Benefit Endorsement – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95851 filed April 28, 2022
	v.	Declared Interest Rate Fixed Account Endorsement – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95851 filed April 28, 2022
	vi.	ERISA Contract Loan Endorsement – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95851 filed April 28, 2022
	vii.	ERISA Tax Sheltered Annuity Endorsement – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95851 filed April 28, 2022
	viii.	Non-ERISA Contract Loan Endorsement – Incorporated by reference to Post-Effective Amendment No. 25 to Registration Statement File No. 333-95851 filed April 25, 2023
	ix.	Non-ERISA Tax Sheltered Annuity Endorsement – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95851 filed April 28, 2022
	x.	Unisex Annuity Rates Certificate Endorsement – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95851 filed April 28, 2022
Exhibit (e)	Application Form – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95851 filed April 28, 2022
Exhibit (f)	i.

Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (g)	Not Applicable.
Exhibit (h)	i.	Fund Participation Agreements
		a.	AIM Funds (Invesco Funds)
1.

Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

				i.	Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				ii.	Amendment No. 2 effective April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iii.	Amendment No. 3 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iv.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
2.

Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

				i.	Amendment No. 1 dated May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
				ii.	Amendment No. 2 effective April 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed April 25, 2023
3.

Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		b.	Fidelity® Funds
1.

Amended and Restated Participation Agreement dated May 22, 2017 (Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity® Variable Insurance Products Fund IV, Fidelity® Variable Insurance Products Fund V, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

				i.	First Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018
				ii.	Amendment dated January 21, 2019 – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-202684 filed April 25, 2019
				iii.	Amendment dated October 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iv.	Amendment dated March 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				v.	Amendment dated October 18, 2023 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-255824 filed April 25, 2024
2.

Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

3.

Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated October 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		ii.	Second Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated November 1, 2018 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
iv.

Fourth Amendment dated September 28, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Registration Statement File No. 333-206438 filed November 15, 2021

	4.	Service Agreement dated October 1, 1999 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		i.	Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Second Amendment dated December 13, 2017 – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018
		iii.	Third Amendment dated January 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed April 28, 2021
c.	MML Funds
1.

Participation Agreement dated August 15, 2008 (MML Series Investment Fund, American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

		i.	First Amendment to Participation Agreement effective March 17, 2017 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026
		ii.	Second Amendment to Participation Agreement effective March 31, 2026 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026
2.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		ix.	Ninth Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
d.	MML II Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		xi.	Eleventh Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
e.	PIMCO Funds
1.

Participation Agreement dated as of April 21, 2006 (Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company and PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	Amendment No. 1 effective as of June 30, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	New Agreements and Amendments dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Amendment effective as of May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Amendment signed March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-95845 filed April 26, 2017
	2.	Termination Agreement dated November 10, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
3.

Selling Agreement executed on April 26, 2006 (Allianz Global Investors Distributors LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) for Advisor Class Shares of PIMCO Variable Insurance Trust – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

4.

Services Agreement (Trust) for PIMCO Variable Insurance Trust (Pacific Investment Management Company LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) effective as of March 1, 2017 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	Amendment No. 1 dated November 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-150916 filed April 28, 2021
f.	Voya Funds
1.

Participation Agreement dated April 26, 2006 (Massachusetts Mutual Life Insurance Company, ING Funds Distributor, LLC and ING Variable Products Trust) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

i.	Amendment dated May 28, 2007 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
ii.	Amendment dated April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
iii.	Amendment dated September 6, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
iv.	Amendment dated May 27, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
v.	Amendment dated January 17, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
vi.	Amendment dated December 23, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
vii.	Amendment dated June 29, 2016 – Incorporated by reference to Post-Effective Amendment No. 26 to Registration Statement File No. 333-112626 filed April 26, 2017

	ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)
a.

AIM Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			1.	Amendment No. 1 dated June 30, 2020 – Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020
b.

Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

c.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

d.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

e.

PIMCO Variable Insurance Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

f.

Voya Variable Products Trust effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (i)	Not Applicable.
Exhibit (j)	Not Applicable.
Exhibit (k)	Opinion and Consent of Counsel – Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement File No. 333-95851 filed April 28, 2022

Exhibit (l)	i.	Auditor Consents (*):
			•	Company Financial Statements
			•	Separate Account Financial Statements
	ii.	Resolution Regarding the Rules and Regulations of the Board of Directors dated February 13, 2019 – Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020
Exhibit (m)	Not Applicable.
Exhibit (n)	Not Applicable.
Exhibit (o)	Not Applicable.
Exhibit (p)	i.	a.	Powers of Attorney for:
			•	Roger W. Crandall
			•	Kathleen A. Corbet
			•	James H. DeGraffenreidt, Jr.
			•	Mary Jane Fortin
			•	Isabella D. Goren
			•	Bernard A. Harris, Jr.
			•	Michelle K. Lee
			•	Jeffrey M. Leiden
			•	Laura J. Sen
			•	Amy M. Stepnowski
– Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-255824 filed April 25, 2025
		b.	Powers of Attorney for:
			•	Gregory Giardiello
			•	David H. Long
– Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-255824 filed September 4, 2025
		c.	Power of Attorney for:
			•	Michael Thomas Rollings
– Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-255824 filed December 18, 2025
Exhibit (q)	Not Applicable.
Exhibit (r)	Not Applicable.

Item 28.       Directors and Officers of the Insurance Company

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman 1295 State Street Springfield, MA 01111	Kathleen A. Corbet, Director 34 Louises Lane New Canaan, CT 06840	Isabella D. Goren, Director 8030 Acoma Lane Dallas, TX 75252
Michael T. Rollings, Director 9625 E AW Tillinghast Road Scottsdale, AZ 85262	James H. DeGraffenreidt, Jr., Director 406 Cedarcroft Road Baltimore, MD 21212	Michelle K. Lee, Director 19952 Moran Lane Saratoga, CA 95070
Jeffrey M. Leiden, Director 127 South Beach Road Hobe Sound, FL 33455	Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118	Amy M. Stepnowski 29 Newgate Drive Glastonbury, CT 06033
David H. Long, Director 10 Strawberry Hill Street Dover, MA 02030	Bernard A. Harris, Jr., Director 3333 Allen Parkway, #1709 Houston, Texas 77019

Principal Officers of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Eric Partlan, Chief Investment Officer 10 Fan Pier Boulevard Boston, MA 02210
Julieta Sinisgalli, Treasurer 10 Fan Pier Boulevard Boston, MA 02210	John Rugel, Head of Operations 10 Fan Pier Boulevard Boston, MA 02210
Michael J. O’Connor, General Counsel 1295 State Street Springfield, MA 01111	Susan Cicco, Chief of Staff to the Chairman & CEO 1295 State Street Springfield, MA 01111
Mary Jane Fortin, Chief Financial Officer 10 Fan Pier Boulevard Boston, MA 02210	Sears Merritt, Head of Technology & Experience 10 Fan Pier Boulevard Boston, MA 02210
Dominic Blue, Head of Third-Party Distribution and New Markets 1295 State Street Springfield, MA 01111	Geoffrey Craddock, Chief Risk Officer 10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana, Head of Brand, Product and Affiliated Distribution 1295 State Street Springfield, MA 01111	Tokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111
Gregory Giardiello, Corporate Controller 10 Fan Pier Boulevard Boston, MA 02210

Item 29.       Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account

– Incorporated by reference to Item 32 on Form N-6 in Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026

Item 30.       Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 31.         Principal Underwriters

(a)

MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MMLIS and MSD are the principal underwriters for this Contract. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Vaughn Bowman	Director, Chairman of the Board, Chief Executive Officer, and President	*
John Vaccaro	Director and Chairman Emeritus	*
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana	Director	*
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Joseph Mallee	Director, Agency Field Force Supervisor and Vice President	*
David Mink	Vice President and Chief Operations Officer	*
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	*
Courtney Reid	Chief Compliance Officer	*
James P. Puhala	Deputy Chief Compliance Officer	*
Michael Gilliland	Deputy Chief Compliance Officer	*
Thomas Bauer	Chief Technology Officer	*
Anthony Frogameni	Chief Privacy Officer	*
Linda Bestepe	Vice President	*
Brian Foley	Vice President	10 Fan Pier Boulevard Boston, MA 02210
James Langham	Vice President	*
Michael Thomas	Vice President	2 Park Ave New York, NY 10016
Daken Vanderburg	Vice President	*
Mary B. Wilkinson	Vice President	10 Fan Pier Boulevard Boston, MA 02210
George Randall	Field Risk Officer	*
Alyssa O’Connor	Assistant Secretary	*
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	*
Elizabeth Marin	Assistant Treasurer	*
Kevin Lacomb	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Tricia Cohen	Continuing Education Officer	*
Mario Morton	Registration Manager	*
Kelly Pirrotta	AML Compliance Officer	*
John Rogan	Regional Vice President	*
Sarah Hedges	Regional Vice President	*
David Smith	Regional Vice President	*
Tanya Wilber	Regional Vice President	*

* 1295 State Street, Springfield, MA 01111-0001

DIRECTORS AND OFFICERS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Dominic Blue	Director and Chairman of the Board	*
Matthew DiGangi	Director, Chief Executive Officer, and President	*
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	*
James P. Puhala	Vice President and Chief Compliance Officer	*
Vincent Baggetta	Chief Risk Officer	*
Paul LaPiana	Vice President	*
Anna Sciortino	Vice President	10 Fan Pier Boulevard Boston, MA 02210
Alyssa O’Connor	Assistant Secretary	*
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	*
Elizabeth Marin	Assistant Treasurer	*
Mario Morton	Registration Manager	*
Kelly Pirrotta	AML Compliance Officer	*
(*)	1295 State Street, Springfield, MA 01111-0001

(c)

Compensation From the Registrant
For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registered Separate Account during the Registered Separate Account’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 32.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registered Separate Account through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001.

Item  33.        Management Services

Not Applicable.

Item 34.        Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the MassMutual Artistry (Artistry) contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, and the State of North Carolina on this 24th day of April, 2026.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registered Separate Account)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Insurance Company)

By	ROGER W. CRANDALL* Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL * Roger W. Crandall	Director and Chief Executive Officer (principal executive officer)	April 24, 2026
MARY JANE FORTIN * Mary Jane Fortin	Chief Financial Officer (principal financial officer)	April 24, 2026
GREGORY GIARDIELLO * Gregory Giardiello	Corporate Controller (principal accounting officer)	April 24, 2026
KATHLEEN A. CORBET * Kathleen A. Corbet	Director	April 24, 2026
JAMES H. DEGRAFFENREIDT, JR. * James H. DeGraffenreidt, Jr.	Director	April 24, 2026
ISABELLA D. GOREN * Isabella D. Goren	Director	April 24, 2026
BERNARD A. HARRIS, JR. * Bernard A. Harris, Jr.	Director	April 24, 2026
MICHELLE K. LEE * Michelle K. Lee	Director	April 24, 2026
JEFFREY M. LEIDEN * Jeffrey M. Leiden	Director	April 24, 2026
DAVID H. LONG * David H. Long	Director	April 24, 2026
MICHAEL THOMAS ROLLINGS * Michael Thomas Rollings	Director	April 24, 2026
LAURA J. SEN * Laura J. Sen	Director	April 24, 2026
AMY M. STEPNOWSKI * Amy M. Stepnowski	Director	April 24, 2026
/s/ GARY F. MURTAGH * Gary F. Murtagh Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit
Item 27.	Exhibit (l)	i.	Auditor Consents • Company Financial Statements • Separate Account Financial Statements